                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-04363
                                  ----------------------------------------------

                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI                                64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end:  03-31
                        --------------------------------------------------------

Date of reporting period:  09-30-2008
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

SEMIANNUAL REPORT
SEPTEMBER 30, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

GINNIE MAE FUND
GOVERNMENT BOND FUND
INFLATION-ADJUSTED BOND FUND
SHORT-TERM GOVERNMENT FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
September 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

GINNIE MAE

GOVERNMENT BOND

INFLATION-ADJUSTED BOND

SHORT-TERM GOVERNMENT

FINANCIAL STATEMENTS

OTHER INFORMATION

     Approval of Management Agreements for Ginnie Mae, Government Bond,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century
Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century Investments by third party vendors. To the best of American Century
Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

UNPRECEDENTED EVENTS

The six months ended September 30, 2008, were characterized by unprecedented market turmoil, including the spectacular failure of major financial institutions and direct U.S. government intervention. In that environment, investors favored higher-quality securities, while credit-related risk aversion hurt lower-quality sectors of the market.

The Federal Reserve (the Fed) faced the dual challenges of keeping recession at bay and fending off inflation. Early in the period, the Fed favored anti-recessionary measures, cutting the federal funds target rate in April 2008.
But as commodity prices reached record highs in June, the Fed seemed to focus on inflation, holding interest rates steady during the remainder of the reporting period. Inflation, as measured by the one-year change in the Consumer Price
Index, ended the period at 4.9%.

Despite the Fed's best efforts, economic prospects dimmed--credit markets seized up, housing and the consumer took further hits, and the unemployment rate broke above 6%. With the very health of the financial system at stake, the government seized several tottering financial giants and began work on a massive bank recapitalization program.

HIGH-QUALITY BONDS DID BEST

In this schizophrenic environment that pitted worry about inflation against worry about economic depression, fixed-income returns were disappointing, though we should point out that longer-term investment-grade bond returns are positive.
For the six months, higher-quality bonds held up better than lower-rated debt--highly rated government agency mortgages and some Treasury bonds were the only segments of the taxable bond market to manage positive results. Meanwhile, corporate bonds tracked the equity markets, posting sharply negative returns
(see table at right).

RATES HIGHER, CURVE LITTLE CHANGED

Sharp volatility and inflation concerns meant bond yields finished the six months higher. The yield on the two-year Treasury note went from 1.59% to 1.97%, while the 10-year Treasury yield rose from 3.41% to 3.83%. As a result, the shape of the yield curve (a graphic representation of bond yields at different maturities) was little changed--the difference in yield between two- and 10-year
Treasury securities inched up from 182 to 186 basis points (a basis point equals
0.01%).

U.S. Fixed-Income Total Returns
For the six months ended September 30, 2008*

TREASURY SECURITIES
3-Month Bill                                      0.99%
2-Year Note                                       0.91%
10-Year Note                                     -1.26%
30-Year Bond                                      2.36%

CITIGROUP U.S. BOND MARKET INDICES
Mortgage (mortgage-backed)                        1.54%
Treasury                                          0.19%
Agency                                           -0.68%
Broad Investment-Grade (multi-sector)            -1.30%
Inflation-Linked Securities                      -3.86%
Credit (investment-grade corporate)              -7.41%
High-Yield Market (corporate)                    -7.78%

*Total returns for periods less than one year are not annualized.

------

PERFORMANCE
Ginnie Mae

Total Returns as of September 30, 2008
                                             Average Annual Returns
                                                    10        Since     Inception
                    6 months(1)   1 year   5 years  years   Inception      Date

INVESTOR CLASS       0.96%(2)    6.35%(2)   4.04%   4.94%     7.11%      9/23/85

CITIGROUP
GNMA INDEX             1.13%      6.93%     4.82%   5.68%    7.93%(3)       --

Institutional
Class                1.06%(2)    6.57%(2)    --       --     6.51%(2)    9/28/07

Advisor Class        0.83%(2)    6.09%(2)   3.79%   4.67%     4.92%      10/9/97

R Class              0.70%(2)    5.83%(2)    --       --     5.78%(2)    9/28/07

(1) Total returns for periods less than one year are not annualized.

(2) Class returns would have been lower if American Century Investments had not voluntarily waived a portion of its management fee.

(3) Since 9/30/85, the date nearest the Investor Class's inception for which data are available.

Growth of $10,000 Over 10 Years

$10,000 investment made September 30, 1998

One-Year Returns Over 10 Years
Periods ended September 30
                     1999   2000    2001     2002    2003   2004    2005    2006    2007     2008

Investor Class      1.65%   6.97%  11.31%   6.91%   2.69%   2.86%  2.76%   3.62%   4.69%*   6.35%*

Citigroup
GNMA Index          2.58%   7.73%  11.89%   7.45%   3.33%   4.32%  3.54%   4.04%    5.33%    6.93%

*Returns would have been lower, along with the ending value, if a portion of the class's management fee had not been waived during the period.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Ginnie Mae

Portfolio Managers: Bob Gahagan, Hando Aguilar, and Dan Shiffman

PERFORMANCE SUMMARY

Ginnie Mae returned 0.96%* for the six months ended September 30, 2008. By comparison, the Citigroup GNMA Index and Lipper GNMA Funds category average returns were 1.13% and 0.03%,** respectively. See page 3 for additional performance comparisons. Portfolio and Lipper group average returns reflect operating expenses, while Citigroup index returns do not.

The portfolio's performance reflected a period of extreme volatility in interest rates and returns. Amid significant economic and financial disruptions, few bonds manage positive returns (see page 2). The key contributing factor to
Ginnie Mae's performance compared with that of its benchmark and peer group average was its sector allocation.

POSITIVE MORTGAGE RETURNS

The government takeover of troubled mortgage market giants Fannie Mae and
Freddie Mac had important implications for GNMA mortgage-backed securities
(MBS). First, we saw a temporary disruption to supply in agency MBS, while GNMA issuance increased. That made supply a negative for GNMA MBS in recent months.
Second, GNMA securities typically trade at a premium to agency MBS because they are backed by the government's "full faith and credit" pledge. But some of that premium evaporated after the takeover as the spread, or difference in yield, between agency and GNMA securities narrowed. In that environment, GNMA mortgages had positive returns for the six months, but lagged agency MBS.

EFFECT OF SECTOR ALLOCATION

The portfolio's overweight position in GNMA collateralized mortgage obligations
(CMOs) relative to traditional GNMA passthroughs contributed to performance.
That's because CMOs offer more predictable cash flows, which were appealing in a period of sharp interest rate volatility. In addition, our stake in GNMA adjustable rate mortgages (ARMs) performed well for technical reasons--supply was down and some traditional ARM buyers returned to the market, helping demand.

Portfolio at a Glance
                                       As of         As of
                                      9/30/08       3/31/08

Average Duration (effective)         4.0 years     3.2 years
Weighted Average Life                6.0 years     5.4 years

Yields as of September 30, 2008

30-Day SEC Yield(1)
Investor Class                                       4.28%
Institutional Class                                  4.48%
Advisor Class                                        4.03%
R Class                                              3.78%

(1) The yields presented reflect the waiver of a portion of the fund's management fee. Without such waiver, the 30-day yields would have been lower.

* All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

**The Lipper GNMA Funds category average returns were 5.51%, 3.71%, and 4.70%
for the one-, five-, and 10-year periods ended September 30, 2008, respectively.

Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------

Ginnie Mae

The portfolio also benefited from an overweight position in GNMA IIs, which looked cheap on a relative value basis after a period of underperformance compared with GNMA Is. GNMA IIs cheapened up relative to GNMA Is early in the period because the flight to quality favored the more liquid, on-the-run GNMA
Is. Just as Fannie and Freddie MBS outperformed GNMA Is on the conservatorship of these two agencies by the U.S. government, so too did GNMA IIs outperform
GNMA Is in recent months.

TRIMMING CURVE TRADE

In addition, the portfolio benefited modestly from a yield curve steepening trade intended to profit from changes in the shape of the yield curve (the trade was based on the expectation that the yield difference between two- and 10-year
Treasury notes would widen, which it did). We put this trade on more than a year ago when the yield curve was inverted (two-year note yields exceeded those on longer-term notes and bonds), a rare occurrence. But in recent months we began to take some profits from that trade as the yield curve continued to move back toward its typical, upward-sloping shape.

OUTLOOK

"Our economic outlook is negative--we're experiencing the worst housing market since the Great Depression and greatest unwinding of leverage ever," said
Portfolio Manager Bob Gahagan. "We're encouraged by the government's attempts to restore confidence in the system; nevertheless, we don't see any compelling reasons for consumers to begin spending again."

"One positive of the unprecedented economic and market events is that yield spreads on MBS are very attractive," added Portfolio Manager Hando Aguilar.
"We're looking for the best risk/reward opportunities in the market to put to work the profits from our yield curve trade, as well as the cash we've accumulated from coupon payments and bond maturities."

Types of Investments in Portfolio
                                              % of fund     % of fund
                                             investments   investments
                                                as of         as of
                                               9/30/08       3/31/08
U.S. Government Agency Mortgage-Backed
Securities (all GNMAs)                          74.5%         72.2%
U.S. Government Agency Collateralized
Mortgage Obligations (all GNMAs)                16.3%         18.2%
U.S. Government Agency Securities                2.3%          2.4%
Adjustable-Rate U.S. Government Agency
Mortgage-Backed Securities (all GNMAs)           1.7%          2.1%
Temporary Cash Investments                       5.2%          5.1%

------

PERFORMANCE
Government Bond

Total Returns as of September 30, 2008
                                             Average Annual Returns
                                                    10        Since     Inception
                      6 months(1)  1 year  5 years  years   Inception      Date

INVESTOR CLASS           0.17%     7.77%    4.11%   4.96%     7.57%      5/16/80

CITIGROUP TREASURY/
MORTGAGE INDEX           0.81%     7.74%    4.66%   5.51%     --(2)         --

Advisor Class            0.04%     7.51%    3.85%   4.70%     5.36%      10/9/97

Performance information prior to September 3, 2002, is that of the American
Century Treasury Fund, all of the net assets of which were acquired by
Government Bond pursuant to a plan of reorganization approved by Treasury shareholders on August 2, 2002.

(1) Total returns for periods less than one year are not annualized.

(2) Index data not available prior to 1982.

Growth of $10,000 Over 10 Years

$10,000 investment made September 30, 1998

One-Year Returns Over 10 Years
Periods ended September 30
                      1999     2000    2001    2002    2003    2004    2005    2006   2007    2008

Investor Class       -1.92%   6.41%   13.70%   8.95%  2.66%   1.27%   2.93%   3.39%   5.33%  7.77%

Citigroup
Treasury/
Mortgage Index       -0.07%   7.28%   12.80%   8.78%  3.55%   3.48%   2.91%   3.73%   5.51%  7.74%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Government Bond

Portfolio Managers: Bob Gahagan, Jim Platz, Brian Howell, Hando Aguilar, Dan
Shiffman, and Seth Plunkett

PERFORMANCE SUMMARY

Government Bond returned 0.17%* for the six months ended September 30, 2008. By comparison, the Citigroup Treasury/Mortgage Index and Lipper Intermediate U.S.
Government Funds category average returns were 0.81% and -0.90%,** respectively.
See page 6 for additional performance comparisons. Portfolio and Lipper group average returns reflect operating expenses, while Citigroup index returns do not.

The portfolio's performance reflected a period of extreme volatility in interest rates and returns. Amid significant economic and financial market disruptions, few bonds managed positive returns (see page 2). The key factor explaining
Government Bond's performance compared with that of its benchmark and peer group average was its sector allocation.

EFFECT OF SECTOR ALLOCATION

Relative to the peers and benchmark, the portfolio held an overweight position in high-quality agency mortgage-backed securities (MBS). These "collateralized"
bonds outperformed both Treasuries and traditional (non-mortgage) government agency debt. Indeed, mortgage securities were the best-performing segment of the market for the six months despite volatility in interest rates and the housing market. As a result, this positioning made the leading contribution to absolute and relative results--MBS were one of only two sectors to manage positive returns for the six months; Treasuries were the other.

However, not all of our sector allocation decisions worked as well. In particular, it hurt performance relative to the index that some of our mortgage exposure was in collateralized mortgage obligations (CMOs). CMOs are structured mortgage securities, which we liked for their more stable cash flows during a period of sharp interest rate volatility. Nevertheless, non-agency CMOs underperformed for the period. What's more, a portion of the Treasuries we held were Treasury inflation-protected securities (TIPS). Falling commodity prices and ebbing inflation hurt TIPS for the six months.

Portfolio at a Glance
                                      As of         As of
                                     9/30/08       3/31/08

Average Duration (effective)        4.6 years     4.1 years
Weighted Average Life               5.8 years     6.3 years

Yields as of September 30, 2008

30-Day SEC Yield
Investor Class                                      4.16%
Advisor Class                                       3.91%

* All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

**The Lipper Intermediate U.S. Government Funds category average returns were
4.47%, 3.12%, and 4.32% for the one-, five-, and 10-year periods ended September
30, 2008, respectively.

Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------

Government Bond

FINDING ATTRACTIVE VALUES

In addition, the portfolio benefited modestly from a yield curve steepening trade intended to profit from changes in the shape of the yield curve (the trade was based on the expectation that the yield difference between two- and 10-year
Treasury notes would widen, which it did). We put this trade on more than a year ago when the yield curve was inverted (two-year note yields exceeded those on longer-term notes and bonds), a rare occurrence.

We should point out that in recent months we began to take some profits from this position as the yield difference between two- and 10-year notes moved closer to its historical spread. This is part of a larger move to take profits from some long-running trades and look for opportunities in a measured way to add high-quality agency, mortgage-, and asset-backed securities offering compelling risk/reward profiles. From the point of view of a long-term investor, we think these types of securities offer significant upside relative to their risk. And in the short run, they have extremely low likelihood of default even in these volatile markets.

OUTLOOK

"Our economic outlook is negative--we're experiencing the worst housing market since the Great Depression and greatest unwinding of leverage ever," said
Portfolio Manager Bob Gahagan. "We're encouraged by the government's attempts to restore confidence in the system; nevertheless, we don't see any compelling reasons for consumers to begin spending again."

"While we're being cautious in our approach, the economic and market disruptions caused by the credit crisis are presenting us with some compelling buying opportunities. For example, we're looking closely at adding to our agency exposure. These bonds sold off sharply, and there's still not a lot of liquidity in that market; as a result, we're seeing some very attractive values," Gahagan concluded.

Types of Investments in Portfolio
                                            % of fund     % of fund
                                           investments   investments
                                              as of         as of
                                             9/30/08       3/31/08
U.S. Government Agency
Mortgage-Backed Securities                    50.0%         30.4%
U.S. Treasury Securities                      27.2%         36.5%
U.S. Government Agency Collateralized
Mortgage Obligations                          15.1%         13.6%
U.S. Government Agency Securities              3.0%          1.4%
U.S. Government Agency
Asset-Backed Securities                        0.9%          1.0%
Temporary Cash Investments                     3.8%          3.5%
Temporary Cash Investments -
Securities Lending Collateral                   --          13.6%

------

PERFORMANCE
Inflation-Adjusted Bond

Total Returns as of September 30, 2008
                                              Average Annual Returns
                           6                  5       10     Since      Inception
                        months(1)   1 year  years   years   Inception      Date

INVESTOR CLASS            -3.83%    6.16%   4.70%   6.50%     5.99%      2/10/97

CITIGROUP US
INFLATION-LINKED
SECURITIES INDEX          -3.86%    6.22%   5.10%   7.10%    6.70%(2)       --

Institutional Class       -3.73%    6.37%   4.91%     --      5.32%      10/1/02

Advisor Class             -3.95%    5.82%   4.45%   6.24%     6.27%      6/15/98

(1) Total returns for periods less than one year are not annualized.

(2) Since 2/28/97, the date nearest the Investor Class's inception for which data are available.

Growth of $10,000 Over 10 Years

$10,000 investment made September 30, 1998

One-Year Returns Over 10 Years
Periods ended September 30
                       1999    2000    2001     2002     2003   2004    2005    2006    2007    2008

Investor Class         1.50%  8.29%   12.43%   13.18%   6.68%   6.68%  4.96%   1.53%   4.27%   6.16%

Citigroup US
Inflation-Linked
Securities Index       1.86%  9.11%   13.22%   14.54%   7.39%   7.23%  5.34%   1.88%   4.91%   6.22%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Inflation-Adjusted Bond

Portfolio Managers: Brian Howell, Jim Platz, Seth Plunkett, and Bob Gahagan

PERFORMANCE SUMMARY

Inflation-Adjusted Bond returned -3.83%* for the six months ended September 30,
2008. By comparison, the fund's benchmark, the Citigroup US Inflation-Linked
Securities Index, returned -3.86%. Portfolio returns reflect operating expenses, while the index returns do not.

CREDIT CRISIS TRUMPED OTHER CONCERNS

Battling the double-whammy of a weak economy and rising inflation, the Federal
Reserve (the Fed) seemed to shift to a slight anti-inflation bias when, after steadily cutting rates between September 2007 and April 2008, it held the federal funds rate target steady at 2% at its June, August and September policy meetings. But greater challenges were brewing, as the persistent credit crunch turned into a full-blown financial crisis.

Long-standing concerns about economic growth, inflation (which actually eased on a severe selloff in the commodities market late in the period) and the tumbling housing market took a back seat to fallout from the U.S. government's takeover of mortgage lender IndyMac and mortgage giants Fannie Mae and Freddie Mac,
Lehman Brothers' bankruptcy filing, the Fed's rescue plan for AIG, and other extraordinary events in the financial sector. Businesses and consumers faced stringent borrowing standards, banks stopped lending to each other, and a large institutional money market fund "broke the buck." The stress culminated with a massive taxpayer-funded recapitalization plan for financial companies.

GLOBAL SLOWDOWN, FALLING OIL PRICES TAMED INFLATION

During the first half of the reporting period, the lingering threat of stagflation (stalled economic growth and rising inflation) worried investors and kept Treasury inflation-protected securities (TIPS) in favor. The scenario changed dramatically in the second half of the period. Inflation expectations subsided due to the softening global economy, which sent commodity prices tumbling. Most notable, oil prices sank late in the period from a record-high
$147 a barrel in July to $101 by the end of September, due to waning global demand.

Headline inflation (as measured by the 12-month change in the Consumer Price
Index) hit a high of 5.6% in July, before falling to 4.9% in September, after back-to-back declines in the index's energy component in August and September.
Sagging commodity prices combined with dismal prospects for global economic growth and a strengthening U.S. dollar caused the market's inflation expectations to decline sharply during the period.

Portfolio at a Glance
                                      As of        As of
                                     9/30/08      3/31/08

Average Duration (effective)        5.8 years    6.1 years
Weighted Average Maturity           8.8 years    6.7 years

Yields as of September 30, 2008

30-Day SEC Yield
Investor Class                                     7.90%
Institutional Class                                8.11%
Advisor Class                                      7.63%

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

------

Inflation-Adjusted Bond

TIPS UNDERPERFORMED

We continued to invest most of the portfolio in TIPS (approximately 90% as of
September 30, 2008). On an absolute basis, TIPS generally declined in value and underperformed the broad taxable investment-grade bond market for the period.
This occurred as inflation expectations diminished.

The portfolio held small allocations to non-Treasury sectors, including corporate, municipal, mortgage, and agency securities. Although non-Treasury sectors generally underperformed Treasuries for the six-month period, we expect these higher-yielding securities to add value in the long run.

Our bias toward a steeper yield curve, through the use of Treasury futures, contributed positively to performance during the period. Investors swarmed to shorter-term, lower-risk Treasuries as the financial crisis worsened, causing the Treasury yield curve to steepen slightly.

OUTLOOK

After peaking at 2.6 percentage points in July, the yield difference (breakeven)
between 10-year TIPS and nominal 10-year Treasuries fell to 1.58 percentage points at the end of September. The breakeven rate represents investors'
expectations for inflation for the next decade--expectations we believe are unreasonably low, given historical inflation patterns and the amount of inflationary economic stimulus now in the pipeline.

Headline inflation is likely to subside during the next several months, as oil and other commodity prices decline, demand wanes, wages fall, and the unemployment rate rises. Yet, on a longer-term basis, inflation is likely to reignite. The Fed has shown a strong willingness to provide fiscal and monetary support to avoid a severe economic downturn. Ultimately, the Fed's actions may lead to significantly higher inflation. This factor, combined with an unusually low breakeven rate, suggest TIPS currently represent good long-term value.

Portfolio Composition by Effective Maturity(1)
                            % of fund     % of fund
                           investments   investments
                              as of         as of
                             9/30/08       3/31/08

0 - 5-Year Notes(2)           31.8%         29.7%
5 - 10-Year Notes             40.7%         40.8%
10 - 35-Year Bonds            27.5%         29.5%

(1) Excludes securities lending collateral.

(2) Includes temporary cash investments.

------

PERFORMANCE
Short-Term Government

Total Returns as of September 30, 2008
                                              Average Annual Returns
                                            5       10        Since     Inception
                       6 months(1)  1 year  years   years   Inception      Date

INVESTOR CLASS            0.59%     5.13%   3.15%   3.91%     5.93%      12/15/82

CITIGROUP US
TREASURY/AGENCY
1- TO 3-YEAR INDEX        0.63%     6.09%   3.56%   4.61%    6.89%(2)       --

Advisor Class             0.47%     4.87%   2.89%   3.65%     3.82%       7/8/98

(1) Total returns for periods less than one year are not annualized.

(2) Since 12/31/82, the date nearest the Investor Class's inception for which data are available.

Growth of $10,000 Over 10 Years

$10,000 investment made September 30, 1998

One-Year Returns Over 10 Years
Periods ended September 30
                     1999    2000    2001     2002   2003    2004    2005    2006    2007   2008

Investor Class       1.67%  5.78%    9.50%   4.70%   1.90%  0.36%   1.40%   3.71%   5.27%   5.13%

Citigroup US
Treasury/Agency 1-
to 3-Year Index      3.28%  5.92%   10.59%   5.87%   2.85%  1.13%   1.10%   3.81%   5.76%   6.09%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------

PORTFOLIO COMMENTARY
Short-Term Government

Portfolio Managers: Bob Gahagan, Jim Platz, Brian Howell, Hando Aguilar, Dan
Shiffman, and Seth Plunkett

PERFORMANCE SUMMARY

Short-Term Government returned 0.59%* for the six months ended September 30,
2008. By comparison, the Citigroup 1- to 3-year Treasury/Agency Index and Lipper
Short U.S. Government Funds category average returns were 0.63% and 0.05%,**
respectively. See page 12 for additional performance comparisons. Portfolio and
Lipper group average returns reflect operating expenses, while Citigroup index returns do not.

The portfolio's performance reflected a period of extreme volatility in interest rates and returns. Amid significant economic and financial market disruptions, few bonds managed positive returns (see page 2). The key factor explaining
Short-Term Government's performance compared with that of its benchmark and peer group average was its sector allocation.

EFFECT OF SECTOR ALLOCATION

Relative to the benchmark, the portfolio was underweight in both Treasury and government agency bonds. We preferred to hold an overweight position in high-quality agency mortgage-backed securities. These "collateralized" bonds outperformed both Treasuries and traditional (non-mortgage) government agency debt. Indeed, mortgage securities were the best-performing segment of the market for the six months despite volatility in interest rates and the housing market.

However, not all of our sector allocation decisions worked as well. In particular, it hurt performance that a portion of the Treasuries we held were
Treasury inflation-protected securities (TIPS). Falling commodity prices and ebbing inflation hurt TIPS. Similarly, some of our mortgage exposure was in collateralized mortgage obligations (CMOs). CMOs are structured mortgage securities, which we liked for their more stable cash flows during a period of sharp interest rate volatility. Nevertheless, non-agency CMOs underperformed for the period.

Portfolio at a Glance
                                     As of         As of
                                    9/30/08       3/31/08

Average Duration (effective)       1.7 years     1.6 years
Weighted Average Life              2.4 years     2.6 years

Yields as of September 30, 2008

30-Day SEC Yield
Investor Class                                     3.23%
Advisor Class                                      3.01%

* All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

**The Lipper Short U.S. Government Funds category average returns were 3.33%,
2.65%, and 3.74% for the one-, five-, and 10-year periods ended September 30,
2008, respectively.

Data provided by Lipper Inc. -- A Reuters Company. © 2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

------

Short-Term Government

CURVE TRADE HELPED

In addition, the portfolio continued to benefit from a yield curve steepening trade intended to profit from changes in the shape of the yield curve (the trade was based on the expectation that the yield difference between two- and five-year Treasury notes would widen, which it did). We put this trade on more than a year ago when the yield curve was inverted (two-year note yields exceeded those on longer-term notes and bonds), a rare occurrence.

We should point out that in recent months we began to take some profits from this position as the yield difference between two- and five-year notes moved closer to its historical spread. This is part of a larger move to take profits on some of our long-running trades. As these trades move closer to maturity, we're looking for opportunities to build positions in select, high-quality bonds--such as mortgage-related debt and agency bonds--that we believe have been oversold in the current crisis. From the point of view of a long-term investor, we think these types of securities offer significant upside relative to their risk. And in the short run, they have extremely low likelihood of default even in these volatile markets.

OUTLOOK

"Our economic outlook is negative--we're experiencing the worst housing market since the Great Depression and greatest unwinding of leverage ever," said
Portfolio Manager Bob Gahagan. "We're encouraged by the government's attempts to restore confidence in the system; nevertheless, we don't see any compelling reasons for consumers to begin spending again."

"While we're being cautious in our approach, the economic and market disruptions caused by the credit crisis are presenting us with some compelling buying opportunities. For example, we're looking closely at adding to our agency exposure. These bonds sold off sharply, and there's still not a lot of liquidity in that market; as a result, we're seeing some very attractive values," Gahagan concluded.

Types of Investments in Portfolio
                                            % of fund     % of fund
                                           investments   investments
                                              as of         as of
                                             9/30/08       3/31/08

U.S. Treasury Securities                      46.7%         42.4%
Collateralized Mortgage Obligations &
Commercial Mortgage-Backed Securities         31.4%         34.3%
U.S. Government Agency Securities             10.1%          8.9%
U.S. Government Agency
Mortgage-Backed Securities                     8.3%          7.4%
Municipal Securities                           1.4%          1.3%
Asset-Backed Securities                       --(1)          1.7%
Temporary Cash Investments                     2.1%          4.0%

(1) Category is less than 0.05% of total investments.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an
American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the
$12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                       Beginning
                       Account        Ending        Expenses Paid      Annualized
                       Value          Account      During Period(1)     Expense
                       4/1/08      Value 9/30/08   4/1/08 - 9/30/08     Ratio(1)
Ginnie Mae

ACTUAL

Investor Class
(after waiver)(2)        $1,000      $1,009.60          $2.57            0.51%

Investor Class
(before waiver)          $1,000    $1,009.60(3)         $2.87            0.57%

Institutional Class
(after waiver)(2)        $1,000      $1,010.60          $1.56            0.31%

Institutional Class
(before waiver)          $1,000    $1,010.60(3)         $1.86            0.37%

Advisor Class (after
waiver)(2)               $1,000      $1,008.30          $3.83            0.76%

Advisor Class
(before waiver)          $1,000    $1,008.30(3)         $4.13            0.82%

R Class
(after waiver)(2)        $1,000      $1,007.00          $5.08            1.01%

R Class
(before waiver)          $1,000    $1,007.00(3)         $5.38            1.07%

HYPOTHETICAL

Investor Class
(after waiver)(2)        $1,000      $1,022.51          $2.59            0.51%

Investor Class
(before waiver)          $1,000      $1,022.21          $2.89            0.57%

Institutional Class
(after waiver)(2)        $1,000      $1,023.51          $1.57            0.31%

Institutional Class
(before waiver)          $1,000      $1,023.21          $1.88            0.37%

Advisor Class (after
waiver)(2)               $1,000      $1,021.26          $3.85            0.76%

Advisor Class
(before waiver)          $1,000      $1,020.96          $4.15            0.82%

R Class (after
waiver)(2)               $1,000      $1,020.00          $5.11            1.01%

R Class
(before waiver)          $1,000      $1,019.70          $5.42            1.07%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended September 30, 2008, the investment advisor waived a portion of the class's management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------

                       Beginning      Ending
                       Account       Account        Expenses Paid      Annualized
                       Value          Value       During Period(1)      Expense
                       4/1/08        9/30/08      4/1/08 - 9/30/08      Ratio(1)
Government Bond

ACTUAL

Investor Class           $1,000     $1,001.70           $2.46            0.49%

Advisor Class            $1,000     $1,000.40           $3.71            0.74%

HYPOTHETICAL

Investor Class           $1,000     $1,022.61           $2.48            0.49%

Advisor Class            $1,000     $1,021.36           $3.75            0.74%

Inflation-Adjusted Bond

ACTUAL

Investor Class           $1,000      $961.70            $2.41            0.49%

Institutional Class      $1,000      $962.70            $1.43            0.29%

Advisor Class            $1,000      $960.50            $3.64            0.74%

HYPOTHETICAL

Investor Class           $1,000     $1,022.61           $2.48            0.49%

Institutional Class      $1,000     $1,023.61           $1.47            0.29%

Advisor Class            $1,000     $1,021.36           $3.75            0.74%

Short-Term Government

ACTUAL

Investor Class           $1,000     $1,005.90           $2.87            0.57%

Advisor Class            $1,000     $1,004.70           $4.12            0.82%

HYPOTHETICAL

Investor Class           $1,000     $1,022.21           $2.89            0.57%

Advisor Class            $1,000     $1,020.96           $4.15            0.82%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

SCHEDULE OF INVESTMENTS
Ginnie Mae

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

U.S. Government Agency Mortgage-Backed Securities(1) -- 96.5%

     $140,500,000  GNMA, 5.50%, settlement date 10/22/08(2)          $ 140,105,196
      227,500,000  GNMA, 6.00%, settlement date 10/22/08(2)            230,607,056
      160,630,072  GNMA, 5.00%, 6/15/33 to 5/20/36                     157,728,599
      446,514,493  GNMA, 5.50%, 4/15/33 to 8/20/38(3)                  447,153,185
      205,684,501  GNMA, 6.00%, 7/20/16 to 9/20/38(3)                  208,916,634
       58,298,453  GNMA, 6.50%, 6/15/23 to 7/20/38                      59,933,202
       12,704,383  GNMA, 7.00%, 5/15/17 to 12/20/29                     13,393,721
           65,847  GNMA, 7.25%, 4/15/23 to 6/15/23                          70,467
       10,020,843  GNMA, 7.50%, 6/15/13 to 11/15/31                     10,815,265
          101,475  GNMA, 7.65%, 6/15/16 to 12/15/16                        109,690
           71,665  GNMA, 7.75%, 11/15/22 to 6/20/23                         77,855
          253,990  GNMA, 7.77%, 4/15/20 to 6/15/20                         276,522
           35,461  GNMA, 7.85%, 9/20/22                                     38,579
           15,345  GNMA, 7.89%, 9/20/22                                     16,711
          100,836  GNMA, 7.98%, 6/15/19 to 6/15/19                         110,242
        2,942,481  GNMA, 8.00%, 2/20/17 to 7/20/30                       3,227,169
          183,666  GNMA, 8.15%, 1/15/20 to 2/15/21                         201,085
          608,486  GNMA, 8.25%, 10/20/16 to 5/15/27                        665,296
           50,763  GNMA, 8.35%, 11/15/20                                    55,834
        2,512,025  GNMA, 8.50%, 1/20/13 to 12/15/30                      2,770,032
          242,431  GNMA, 8.75%, 1/15/17 to 7/15/27                         265,005
        1,576,551  GNMA, 9.00%, 11/15/08 to 1/15/25                      1,726,981
          276,338  GNMA, 9.25%, 8/15/16 to 3/15/25                         305,264
          563,321  GNMA, 9.50%, 6/15/09 to 7/20/25                         627,482
          145,738  GNMA, 9.75%, 8/15/17 to 11/20/21                        165,523
          152,914  GNMA, 10.00%, 11/15/09 to 1/15/22                       174,507
           60,459  GNMA, 10.25%, 5/15/12 to 2/15/19                         67,356

Principal Amount                                                             Value

         $ 89,678  GNMA, 10.50%, 3/15/14 to 4/20/19                       $102,161
          111,310  GNMA, 11.00%, 12/15/09 to 6/15/20                       124,194
            2,370  GNMA, 11.25%, 2/20/16                                     2,724
            8,056  GNMA, 11.50%, 2/15/13 to 10/20/18                         9,232
           12,210  GNMA, 12.00%, 3/15/11 to 12/15/12                        13,507
            4,924  GNMA, 12.25%, 2/15/14                                     5,688
           39,082  GNMA, 12.50%, 5/15/10 to 12/15/13                        43,060
           81,912  GNMA, 13.00%, 1/15/11 to 8/15/15                         94,500
           35,452  GNMA, 13.50%, 5/15/10 to 8/15/14                         41,138
            6,394  GNMA, 13.75%, 8/15/14                                     7,651
            2,473  GNMA, 14.00%, 6/15/11 to 7/15/11                          2,819
           16,641  GNMA, 14.50%, 10/15/12 to 12/15/12                       19,417
           26,785  GNMA, 15.00%, 7/15/11 to 10/15/12                        30,954
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(Cost $1,287,320,573)                                                1,280,101,503
                                                                    --------------

U.S. Government Agency Collateralized Mortgage Obligations(1) -- 21.1%

        4,568,508  GNMA, Series 1998-6, Class FA, VRN, 3.00%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.51% with a cap of 9.00%                  4,594,937
          548,369  GNMA, Series 1998-17, Class F, VRN, 2.99%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.50% with no caps                           552,229
          297,180  GNMA, Series 2000-22, Class FG, VRN, 2.69%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.20% with no caps                           296,394
        2,591,536  GNMA, Series 2001-59, Class FD, VRN, 2.99%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.50% with no caps                         2,617,480
        5,384,810  GNMA, Series 2001-62, Class FB, VRN, 2.99%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.50% with no caps                         5,434,528

------

Ginnie Mae

Principal Amount                                                             Value

      $ 3,046,520  GNMA, Series 2002-13, Class FA, VRN, 2.99%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.50% with a cap of 8.50%                $ 3,072,428
        5,380,002  GNMA, Series 2002-24, Class FA, VRN, 2.99%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.50% with a cap of 8.50%                  5,413,773
        1,588,546  GNMA, Series 2002-29, Class FA SEQ, VRN,
                   3.54%, 10/20/08, resets monthly off the
                   1-month LIBOR plus 0.35% with a cap of 9.00%          1,593,751
        1,455,250  GNMA, Series 2002-31, Class FW, VRN, 2.89%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.40% with a cap of 8.50%                  1,451,306
        1,886,140  GNMA, Series 2002-47, Class PX, 6.00%, 5/20/31        1,888,023
        8,653,557  GNMA, Series 2002-50, Class PD, 6.00%, 5/20/31        8,727,857
        2,565,415  GNMA, Series 2002-57, Class PD, 6.00%, 6/20/31        2,577,491
          692,975  GNMA, Series 2002-60, Class PE, 6.00%, 7/20/31          698,622
        5,295,397  GNMA, Series 2002-66, Class FA, VRN, 2.84%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.35% with a cap of 8.00%                  5,234,690
        6,044,690  GNMA, Series 2003-7, Class FA, VRN, 2.94%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.45% with no caps                         5,987,253
          318,718  GNMA, Series 2003-10, Class JC, 6.00%, 4/20/30          320,981
          683,949  GNMA, Series 2003-14, Class F, VRN, 3.54%,
                   10/20/08, resets monthly off the 1-month
                   LIBOR plus 0.35% a cap of 7.50%                         682,564
       12,272,254  GNMA, Series 2003-35, Class CF, VRN, 2.79%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.30% with a cap of 8.00%                 12,097,510

Principal Amount                                                             Value

      $ 2,690,825  GNMA, Series 2003-42, Class FW, VRN, 3.54%,
                   10/20/08, resets monthly off the 1-month
                   LIBOR plus 0.35% with a cap of 7.00%                $ 2,703,510
       15,668,776  GNMA, Series 2003-46, Class PA, 5.00%, 5/20/29       15,758,151
       17,783,763  GNMA, Series 2003-55, Class PG, 5.00%, 6/20/29       17,894,590
       17,650,000  GNMA, Series 2003-66, Class EH, 5.00%, 5/20/32       17,276,685
        5,981,816  GNMA, Series 2003-66, Class HF, VRN, 3.64%,
                   10/20/08, resets monthly off the 1-month
                   LIBOR plus 0.45% with a cap of 7.50%                  5,786,821
        5,107,998  GNMA, Series 2003-85, Class A SEQ, 4.50%,
                   9/20/27                                               5,127,418
        1,766,098  GNMA, Series 2003-85, Class BM SEQ, 5.00%,
                   2/20/24                                               1,773,823
        1,766,098  GNMA, Series 2003-85, Class BX SEQ, 5.50%,
                   2/20/24                                               1,785,412
       24,638,885  GNMA, Series 2003-86, Class BD SEQ, 5.50%,
                   4/20/30                                              25,065,704
        3,650,382  GNMA, Series 2003-110, Class HA SEQ, 5.00%,
                   5/20/29                                               3,689,503
          517,260  GNMA, Series 2004-11, Class UC, 5.00%, 4/16/26          517,087
       22,223,224  GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33       21,615,196
        3,594,046  GNMA, Series 2004-39, Class XF SEQ, VRN,
                   2.74%, 10/16/08, resets monthly off the
                   1-month LIBOR plus 0.25% with a cap of 7.50%          3,601,780
        6,161,072  GNMA, Series 2004-46, Class BG SEQ, 5.00%,
                   5/20/25                                               6,205,974
       32,030,709  GNMA, Series 2004-53, Class FB SEQ, VRN,
                   2.89%, 10/16/08, resets monthly off the
                   1-month LIBOR plus 0.40% with a cap of 7.50%         31,326,192
        7,068,755  GNMA, Series 2004-82, Class DM, 5.00%,
                   10/20/27                                              7,087,947
       13,697,686  GNMA, Series 2004-87, Class LA, 3.63%,
                   12/20/28                                             13,628,444

------

Ginnie Mae

Principal Amount                                                             Value

     $ 12,189,134  GNMA, Series 2005-24, Class F, VRN, 2.69%,
                   10/16/08, resets monthly off the 1-month
                   LIBOR plus 0.20% with a cap of 7.00%               $ 11,876,312
        8,446,922  GNMA, Series 2007-6, Class LA, 5.50%, 10/20/30        8,580,163
       14,726,271  GNMA, Series 2007-33, Class LA, 5.50%, 4/20/31       14,991,388
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $280,135,280)                                                    279,533,917
                                                                    --------------

U.S. Government Agency Securities -- 3.0%

       40,000,000  FHLB, VRN, 2.67%, 11/24/08, resets quarterly
                   off the 3-month LIBOR minus 0.14% with no caps
(Cost $40,000,000)                                                      39,922,440
                                                                    --------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(1) -- 2.3%

        3,338,773  GNMA, 4.00%, 11/20/35                                 3,321,605
       18,620,597  GNMA, 5.00%, 7/20/36                                 18,721,520
        8,127,440  GNMA, 4.50%, 12/20/36                                 8,140,899
                                                                    --------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $29,912,593)                                                      30,184,024
                                                                    --------------

Principal Amount                                                             Value

Temporary Cash Investments -- 6.7%

     $ 22,511,000  FHLB Discount Notes, 0.01%, 10/1/08(4)             $ 22,511,000

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 3.00%,
7/15/12, valued at $67,865,844), in a joint trading account at
0.03%, dated 9/30/08, due 10/1/08 (Delivery value $66,698,056)          66,698,000
                                                                    --------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $89,209,000)                                                      89,209,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 129.6%
(Cost $1,726,577,446)                                                1,718,950,884
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (29.6)%                              (392,705,562)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,326,245,322
                                                                    ==============

Futures Contracts
                                                 Underlying Face     Unrealized
   Contracts Purchased       Expiration Date     Amount at Value     Gain (Loss)

     412  U.S. Treasury
          2-Year Notes        December 2008        $87,936,250        $507,636
                                                 ==============    ==============

                                                 Underlying Face     Unrealized
     Contracts Sold          Expiration Date     Amount at Value     Gain (Loss)

      38  U.S. Long Bond      December 2008        $ 4,452,531        $ (6,023)
     221  U.S. Treasury
          5-Year Notes        December 2008        24,803,797           7,589
     240  U.S. Treasury
          10-Year Notes       December 2008        27,510,000          130,710
                                                 --------------    --------------
                                                   $56,766,328        $132,276
                                                 ==============    ==============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Forward commitment.

(3) Security, or a portion thereof, has been segregated for forward commitments and/or futures contracts.

(4) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

SCHEDULE OF INVESTMENTS
Government Bond

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

Fixed-Rate U.S. Government Agency Mortgage-Backed Securities(1) -- 56.6%

     $ 4,417,128  FHLMC, 4.50%, 1/1/19                                 $ 4,348,031
      29,036,376  FHLMC, 5.00%, 5/1/23(2)                               28,813,522
       6,130,952  FHLMC, 5.50%, 10/1/34                                  6,111,883
      76,383,664  FHLMC, 5.50%, 4/1/38                                  76,050,555
         646,995  FHLMC, 6.50%, 7/1/47                                     653,061
      28,000,000  FNMA, 5.50%, settlement date 10/14/08(3)              27,925,632
      15,170,000  FNMA, 6.50%, settlement date 10/14/08(3)              15,556,365
      90,343,486  FNMA, 6.00%, settlement date 11/13/08(3)              91,345,758
      16,173,367  FNMA, 4.50%, 5/1/19(2)                                15,890,042
       1,270,482  FNMA, 5.00%, 9/1/20                                    1,266,921
         675,057  FNMA, 6.50%, 3/1/32                                      697,606
         587,100  FNMA, 7.00%, 6/1/32                                      617,153
         883,978  FNMA, 6.50%, 8/1/32                                      914,335
      10,712,756  FNMA, 5.50%, 7/1/33                                   10,716,259
      11,249,167  FNMA, 5.00%, 11/1/33(2)                               10,998,243
       2,914,617  FNMA, 5.50%, 9/1/34                                    2,912,836
      16,432,695  FNMA, 5.50%, 10/1/34(2)                               16,422,654
       9,731,269  FNMA, 5.00%, 8/1/35(2)                                 9,499,003
      37,961,269  FNMA, 5.50%, 1/1/36                                   37,921,030
       4,423,603  FNMA, 5.00%, 2/1/36                                    4,318,020
      13,352,806  FNMA, 5.50%, 4/1/36(2)                                13,336,302
      12,981,441  FNMA, 5.50%, 12/1/36                                  12,959,308
      45,925,091  FNMA, 5.50%, 2/1/37                                   45,846,789
       7,721,481  FNMA, 6.50%, 8/1/37(2)                                 7,879,663
         314,882  FNMA, 6.50%, 6/1/47                                      317,834
         762,573  FNMA, 6.50%, 8/1/47                                      769,723
       1,054,711  FNMA, 6.50%, 8/1/47                                    1,064,599
         129,672  FNMA, 6.50%, 9/1/47                                      130,888
       1,258,574  FNMA, 6.50%, 9/1/47                                    1,270,373
       1,790,029  FNMA, 6.50%, 9/1/47                                    1,806,810
       1,033,147  FNMA, 6.50%, 9/1/47                                    1,042,832
         892,901  FNMA, 6.50%, 9/1/47                                      901,272
       9,975,666  FNMA, 6.00%, 4/1/48                                    9,903,966
      30,000,000  GNMA, 5.50%, settlement date 10/22/08(3)              29,915,700
                                                                    --------------
TOTAL FIXED-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $489,805,951)                                                    490,124,968
                                                                    --------------

Principal Amount                                                             Value

U.S. Treasury Securities -- 32.2%

     $14,720,000  U.S. Treasury Bonds, 8.125%, 8/15/21(2)             $ 20,205,511
      10,700,000  U.S. Treasury Bonds, 7.125%, 2/15/23(2)               13,775,415
       4,500,000  U.S. Treasury Bonds, 6.625%, 2/15/27(2)                5,724,846
      28,077,867  U.S. Treasury Inflation Indexed Notes, 3.00%,
                  7/15/12(2)                                            29,205,390
      20,353,104  U.S. Treasury Inflation Indexed Notes, 2.00%,
                  1/13/14(2)                                            20,294,284
      10,000,000  U.S. Treasury Notes, 2.625%, 5/31/10(2)               10,117,970
      20,000,000  U.S. Treasury Notes, 4.625%, 10/31/11(2)              21,356,260
      19,750,000  U.S. Treasury Notes, 4.125%, 8/30/12(2)               20,840,891
      15,000,000  U.S. Treasury Notes, 3.50%, 5/31/13(2)                15,383,205
      27,000,000  U.S. Treasury Notes, 3.125%, 8/31/13(2)               27,227,826
      18,270,000  U.S. Treasury Notes, 4.00%, 2/14/14(2)                19,196,362
       4,500,000  U.S. Treasury Notes, 10.625%, 8/15/15(2)               6,470,159
      14,538,000  U.S. Treasury Notes, 4.875%, 8/14/16(2)               15,740,801
      28,950,000  U.S. Treasury Notes, 4.75%, 8/15/17(2)                31,010,430
      10,000,000  U.S. Treasury Notes, 3.875%, 5/15/18(2)               10,055,470
      12,085,000  U.S. Treasury Notes, 4.00%, 8/15/18(2)                12,251,181
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $277,295,780)                                                    278,856,001
                                                                    --------------

U.S. Government Agency Collateralized Mortgage Obligations(1) -- 17.9%

       1,210,545  FHLMC, Series 2560, Class FG SEQ, VRN, 2.99%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.50% with a cap of 8.50%                         1,206,353
       3,308,645  FHLMC, Series 2625, Class FJ SEQ, VRN, 2.79%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.30% with a cap of 7.50%                         3,312,139

------

Government Bond

Principal Amount                                                             Value

     $ 7,098,228  FHLMC, Series 2706, Class EB, 5.00%, 9/15/20(2)       $7,167,465
       3,549,002  FHLMC, Series 2779, Class FM SEQ, VRN, 2.84%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with a cap of 7.50%                         3,502,166
       6,190,400  FHLMC, Series 2780, Class BD SEQ, 4.50%,
                  10/15/17                                               6,208,760
       7,519,147  FHLMC, Series 2812, Class EF SEQ, VRN, 2.89%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.40% with a cap of 7.50%                         7,445,451
       5,229,582  FHLMC, Series 2831, Class AF, VRN, 2.79%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.30% with a cap of 7.50%                         5,141,688
       2,000,781  FHLMC, Series 2836, Class ND, 4.00%, 7/15/13           2,002,884
       9,557,469  FHLMC, Series 2855, Class FK SEQ, VRN, 2.84%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with a cap of 7.50%                         9,417,997
       4,055,472  FHLMC, Series 2892, Class A, 5.00%, 5/15/21            4,090,864
       1,362,016  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14           1,365,227
      10,000,000  FHLMC, Series 3203, Class VN SEQ, 5.00%,
                  6/15/22(2)                                             9,550,660
      14,142,768  FHLMC, Series 3316, Class EA, 5.50%,
                  10/15/29(2)                                           14,461,687
       3,373,833  FHLMC, Series R005, Class AB SEQ, 5.50%,
                  12/15/18                                               3,427,443
       3,274,926  FNMA, Series 2002-5, Class PJ, 6.00%, 10/25/21         3,368,120
         623,910  FNMA, Series 2002-89, Class CA SEQ, 5.00%,
                  4/25/16                                                  627,474
       3,720,258  FNMA, Series 2003-10, Class HW SEQ, 5.00%,
                  11/25/16                                               3,750,322
       1,441,641  FNMA, Series 2003-14, Class LA SEQ, 5.00%,
                  8/25/16                                                1,452,555

Principal Amount                                                             Value

     $ 3,456,252  FNMA, Series 2003-42, Class FK, VRN, 3.61%,
                  10/25/08, resets monthly off the 1-month LIBOR
                  plus 0.40% with a cap of 7.50%                       $ 3,408,452
       6,132,297  FNMA, Series 2003-43, Class LF, VRN, 3.56%,
                  10/27/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with a cap of 8.00%                         6,067,319
       5,393,821  FNMA, Series 2003-52, Class KF SEQ, VRN,
                  3.61%, 10/25/08, resets monthly off the
                  1-month LIBOR plus 0.40% with a cap of 7.50%           5,334,435
         268,116  FNMA, Series 2003-84, Class AL, 4.00%, 4/25/13           267,697
      18,000,000  FNMA, Series 2003-92, Class PD, 4.50%,
                  3/25/17(2)                                            17,918,064
       5,253,426  FNMA, Series 2004 W5, Class F1, VRN, 3.66%,
                  10/25/08, resets monthly off the 1-month LIBOR
                  plus 0.45% with a cap of 7.50%                         5,256,347
       1,318,655  FNMA, Series 2005-47, Class AN SEQ, 5.00%,
                  12/25/16                                               1,330,080
       5,793,933  FNMA, Series 2005-63, Class HA SEQ, 5.00%,
                  4/25/23(2)                                             5,815,388
      10,012,733  FNMA, Series 2006-44, Class OA, 5.50%, 12/25/26       10,181,748
      12,000,000  GNMA, Series 2004-30, Class PD, 5.00%, 2/20/33        11,671,680
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED
MORTGAGE OBLIGATIONS
(Cost $154,263,643)                                                    154,750,465
                                                                    --------------

U.S. Government Agency Securities -- 3.5%

       8,800,000  FHLMC, 5.00%, 6/11/09                                  8,906,814
       8,000,000  FHLMC, 4.125%, 9/27/13                                 8,071,440
       5,800,000  FHLMC, 5.00%, 1/29/14                                  6,015,012
       7,250,000  FNMA, 5.00%, 2/13/17                                   7,423,282
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $30,349,347)                                                      30,416,548
                                                                    --------------

------

Government Bond

Principal Amount                                                             Value

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(1) -- 2.6%

     $ 4,427,434  FHLMC, 6.79%, 8/1/36                                 $ 4,533,010
       3,404,520  FNMA, 6.49%, 5/1/36                                    3,474,891
       2,347,077  FNMA, 6.42%, 9/1/36                                    2,419,270
       2,823,280  FNMA, 6.46%, 9/1/36                                    2,905,813
       3,069,403  FNMA, 5.95%, 6/1/37                                    3,129,487
       5,870,772  FNMA, 5.71%, 1/1/38                                    5,961,235
                                                                    --------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $22,439,433)                                                      22,423,706
                                                                    --------------

U.S. Government Agency Asset-Backed Securities(1) -- 1.0%

       2,546,084  FHLMC, Series T20, Class A7, VRN, 3.86%,
                  10/27/08, resets monthly off the 1-month LIBOR
                  plus 0.15% with no caps                                2,354,245
       5,161,781  FHLMC, Series T21, Class A, VRN, 3.57%,
                  10/27/08, resets monthly off the 1-month LIBOR
                  plus 0.18% with no caps                                4,849,534

Principal Amount                                                             Value

       $ 750,862  FHLMC, Series T34, Class A1V, VRN, 3.45%,
                  10/27/08, resets monthly off the 1-month LIBOR
                  plus 0.12% with no caps                                 $698,899
         637,314  FHLMC, Series T35, Class A, VRN, 3.49%,
                  10/27/08, resets monthly off the 1-month LIBOR
                  plus 0.14% with no caps                                  596,771
         569,204  FHLMC, Series T7, Class A5 SEQ, 7.27%, 8/25/28           541,355
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES
(Cost $9,670,579)                                                        9,040,804
                                                                    --------------

Temporary Cash Investments -- 4.5%

      38,826,000  FHLB Discount Notes, 0.01%, 10/1/08(2)(4)
(Cost $38,826,000)                                                      38,826,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 118.3%
(Cost $1,022,650,733)                                                1,024,438,492
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (18.3)%                              (158,366,354)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                           $ 866,072,138
                                                                    ==============

Futures Contracts
                                                 Underlying Face   Unrealized Gain
   Contracts Purchased       Expiration Date     Amount at Value        (Loss)

    1,035  U.S. Treasury
           2-Year Notes       December 2008       $220,907,813        $1,275,249
                                                 ==============     ==============

                                                 Underlying Face   Unrealized Gain
      Contracts Sold         Expiration Date     Amount at Value        (Loss)

      640  U.S. Treasury
           10-Year Notes      December 2008        $73,360,000         $348,560
                                                 ==============     ==============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Final maturity indicated, unless otherwise noted.

(2) Security, or a portion thereof, has been segregated for forward commitments and/or futures contracts.

(3) Forward commitment.

(4) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

SCHEDULE OF INVESTMENTS
Inflation-Adjusted Bond

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

U.S. Treasury Securities -- 87.8%

    $ 93,921,765  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                  1/14/25                                             $ 90,788,631
      84,212,560  U.S. Treasury Inflation Indexed Bonds, 2.00%,
                  1/14/26(1)                                            76,699,284
      54,282,126  U.S. Treasury Inflation Indexed Bonds, 2.375%,
                  1/15/27                                               52,305,931
      82,345,793  U.S. Treasury Inflation Indexed Bonds, 1.75%,
                  1/15/28(1)                                            71,582,951
      56,021,700  U.S. Treasury Inflation Indexed Bonds, 3.625%,
                  4/14/28                                               64,188,655
      56,722,720  U.S. Treasury Inflation Indexed Bonds, 3.875%,
                  4/14/29(1)                                            67,517,791
      23,582,268  U.S. Treasury Inflation Indexed Bonds, 3.375%,
                  4/14/32                                               26,909,584
      73,332,237  U.S. Treasury Inflation Indexed Notes, 4.25%,
                  1/14/10(1)                                            75,446,332
      55,490,542  U.S. Treasury Inflation Indexed Notes, 0.875%,
                  4/15/10(1)                                            54,489,160
      20,849,565  U.S. Treasury Inflation Indexed Notes, 3.50%,
                  1/15/11                                               21,673,790
      67,422,409  U.S. Treasury Inflation Indexed Notes, 2.375%,
                  4/15/11                                               68,149,357
      37,435,778  U.S. Treasury Inflation Indexed Notes, 3.375%,
                  1/15/12                                               39,252,012
      42,159,820  U.S. Treasury Inflation Indexed Notes, 2.00%,
                  4/12/12                                               42,248,777
      73,347,389  U.S. Treasury Inflation Indexed Notes, 3.00%,
                  7/15/12(1)                                            76,292,800
      31,943,350  U.S. Treasury Inflation Indexed Notes, 0.625%,
                  4/14/13                                               30,126,604
      26,852,368  U.S. Treasury Inflation Indexed Notes, 1.875%,
                  7/15/13                                               26,762,171
     133,544,928  U.S. Treasury Inflation Indexed Notes, 2.00%,
                  1/13/14(1)                                           133,158,984
      90,654,921  U.S. Treasury Inflation Indexed Notes, 2.00%,
                  7/15/14(1)                                            90,329,198

Principal Amount                                                             Value

    $ 96,518,326  U.S. Treasury Inflation Indexed Notes, 1.625%,
                  1/15/15(1)                                          $ 93,909,339
      67,190,065  U.S. Treasury Inflation Indexed Notes, 1.875%,
                  7/15/15(1)                                            66,066,781
      86,982,710  U.S. Treasury Inflation Indexed Notes, 2.00%,
                  1/15/16(1)                                            85,725,549
      38,904,525  U.S. Treasury Inflation Indexed Notes, 2.50%,
                  7/15/16                                               39,719,108
      17,437,895  U.S. Treasury Inflation Indexed Notes, 2.375%,
                  1/14/17                                               17,545,521
      11,778,543  U.S. Treasury Inflation Indexed Notes, 2.625%,
                  7/15/17                                               12,110,745
      91,094,660  U.S. Treasury Inflation Indexed Notes, 1.625%,
                  1/14/18                                               86,084,544
      40,182,878  U.S. Treasury Inflation Indexed Notes, 1.375%,
                  7/15/18                                               37,031,054
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $1,583,418,218)                                                1,546,114,653
                                                                    --------------

Corporate Bonds -- 4.2%

CONSUMER FINANCE -- 4.2%

       1,500,000  John Deere Capital Corp., 4.90%, 9/9/13                1,452,620
      28,789,500  SLM Corp., 1.32%, 1/25/10                             23,939,621
      48,769,140  Toyota Motor Credit Corp. Inflation Indexed
                  Bonds, 1.22%, 10/1/09                                 48,744,755
                                                                    --------------
TOTAL CORPORATE BONDS
(Cost $79,055,452)                                                      74,136,996
                                                                    --------------

Municipal Securities -- 2.4%

      10,220,000  California Infrastructure & Economic
                  Development Bank Rev., Series 2003 A, (Bay
                  Area Toll Bridges Seismic Retrofit), 5.00%,
                  1/1/28, Prerefunded at 100% of Par (Ambac)(2)         10,113,303
      15,150,000  California Infrastructure & Economic
                  Development Bank Rev., Series 2003 A, (Bay
                  Area Toll Bridges Seismic Retrofit), 5.00%,
                  1/1/28, Prerefunded at 100% of Par (Ambac)(2)         14,991,834

------

Inflation-Adjusted Bond

Principal Amount                                                             Value

     $ 6,000,000  Georgia GO, Series 2008 B, 5.00%, 7/1/18             $ 6,324,000
      10,800,000  Massachusetts Health & Educational Facilities
                  Auth. Rev., Series 2002 K, (Massachusetts
                  Institute of Technology), 5.50%, 6/30/32 (GO
                  of Institute)                                         11,148,192
                                                                    --------------
TOTAL MUNICIPAL SECURITIES
(Cost $45,043,737)                                                      42,577,329
                                                                    --------------

U.S. Government Agency Mortgage-Backed Securities(3) -- 2.3%

      40,000,000  FHLMC, 5.50%, 4/1/38
(Cost $40,387,500)                                                      39,825,560
                                                                    --------------

Commercial Mortgage-Backed Securities(3) -- 1.6%

      12,000,000  Credit Suisse Mortgage Capital Certificates,
                  Series 2007 TF2A, Class A1, VRN, 2.67%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.18% with no caps(4)                            11,003,268
       7,780,750  GMAC Commercial Mortgage Securities, Inc.,
                  Series 2005 C1, Class A2 SEQ, 4.47%, 5/10/43           7,635,219

Principal Amount                                                             Value

    $ 10,268,995  Lehman Brothers Floating Rate Commercial
                  Mortgage Trust, Series 2007 LLFA, Class A1,
                  VRN, 2.79%, 10/15/08, resets monthly off the
                  1-month LIBOR plus 0.30% with no caps(4)             $ 9,491,006
                                                                    --------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $29,987,845)                                                      28,129,493
                                                                    --------------

U.S. Government Agency Securities -- 0.7%

       2,000,000  FHLMC, 4.125%, 9/27/13                                 2,017,860
      10,000,000  FHLMC, 4.50%, 4/2/14                                  10,140,620
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $12,195,234)                                                      12,158,480
                                                                    --------------

Temporary Cash Investments -- 1.1%

Repurchase Agreement, Bank of America Securities, LLC,
(collateralized by various U.S. Treasury obligations, 3.00%,
7/15/12, valued at $18,999,954), in a joint trading account at
0.03%, dated 9/30/08, due 10/1/08 (Delivery value $18,673,016)
(Cost $18,673,000)                                                      18,673,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 100.1%
(Cost $1,808,760,986)                                                1,761,615,511
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- (0.1)%                                 (2,565,473)
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,759,050,038
                                                                    ==============

Futures Contracts
                                                 Underlying Face     Unrealized
    Contracts Purchased       Expiration Date    Amount at Value     Gain (Loss)

   1,896  U.S. Treasury
          2-Year Notes         December 2008      $404,677,500       $ 2,336,109
     746  U.S. Treasury
          5-Year Notes         December 2008       83,726,844          231,447
                                                 --------------    --------------
                                                  $488,404,344       $ 2,567,556
                                                 ==============    ==============

                                                 Underlying Face     Unrealized
      Contracts Sold          Expiration Date    Amount at Value     Gain (Loss)

     128  U.S. Long Bond       December 2008      $ 14,998,000       $ (20,288)
     952  U.S. Treasury
          10-Year Notes        December 2008       109,123,000         360,983
                                                 --------------    --------------
                                                  $124,121,000        $ 340,695
                                                 ==============    ==============

------

Inflation-Adjusted Bond

Swap Agreements
                                                                     Unrealized
Notional Amount   Description of Agreement       Expiration Date     Gain (Loss)

TOTAL RETURN

     $44,200,000  Pay a fixed rate equal to        January 2012       $ 739,604
                  1.13% and receive the return
                  of the U.S. CPI Urban
                  Consumers NSA Index upon the
                  termination date with
                  Barclays Bank plc.
      24,000,000  Pay a fixed rate equal to         April 2017        (202,764)
                  1.31% and receive the return
                  of the U.S. CPI Urban
                  Consumers NSA Index upon the
                  termination date with
                  Barclays Bank plc.
      58,300,000  Pay a fixed rate equal to       December 2027      (3,664,066)
                  2.895% and receive the
                  return of the U.S. CPI Urban
                  Consumers NSA Index upon the
                  termination date with
                  Barclays Bank plc.
                                                                   --------------
                                                                    $(3,127,226)
                                                                   ==============

Notes to Schedule of Investments

Ambac = Ambac Assurance Corporation

CPI = Consumer Price Index

FHLMC = Federal Home Loan Mortgage Corporation

GMAC = General Motors Acceptance Corporation

GO = General Obligation

LIBOR = London Interbank Offered Rate

NSA = Not Seasonally Adjusted

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Security, or a portion thereof, has been segregated for futures contracts and/or swap agreements.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Final maturity indicated, unless otherwise noted.

(4) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $20,494,274, which represented 1.2% of total net assets.

See Notes to Financial Statements.

------

SCHEDULE OF INVESTMENTS
Short-Term Government

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                             Value

U.S. Treasury Securities -- 46.7%

     $91,756,098  U.S. Treasury Inflation Indexed Notes, 3.00%,
                  7/15/12(1)                                          $ 95,440,750
       5,772,664  U.S. Treasury Inflation Indexed Notes, 2.00%,
                  1/13/14(1)                                             5,755,981
      40,000,000  U.S. Treasury Notes, 3.625%, 10/31/09(1)              40,771,880
      75,000,000  U.S. Treasury Notes, 4.75%, 2/15/10(1)                77,976,600
      84,900,000  U.S. Treasury Notes, 2.625%, 5/31/10(1)               85,901,565
      25,000,000  U.S. Treasury Notes, 2.875%, 6/30/10(1)               25,435,550
      57,300,000  U.S. Treasury Notes, 2.00%, 9/29/10                   57,349,278
      35,000,000  U.S. Treasury Notes, 4.50%, 2/28/11(1)                37,045,330
      25,000,000  U.S. Treasury Notes, 4.50%, 9/30/11(1)                26,601,575
      18,000,000  U.S. Treasury Notes, 4.75%, 1/31/12(1)                19,300,788
      10,000,000  U.S. Treasury Notes, 4.875%, 8/14/16(1)               10,827,350
                                                                    --------------
TOTAL U.S. TREASURY SECURITIES
(Cost $483,215,605)                                                    482,406,647
                                                                    --------------

Collateralized Mortgage Obligations(2) -- 21.1%

U.S. GOVERNMENT AGENCY -- 20.6%

       1,603,806  FHLMC, Series 2522, Class XA SEQ, 5.00%,
                  8/15/16                                                1,616,648
         512,912  FHLMC, Series 2552, Class HA SEQ, 5.00%,
                  9/15/16                                                  516,476
       7,174,823  FHLMC, Series 2624, Class FE SEQ, VRN, 2.79%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.30% with a cap of 8.00%                         7,183,986
       5,624,697  FHLMC, Series 2625, Class FJ SEQ, VRN, 2.79%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.30% with a cap of 7.50%                         5,630,636
      18,447,961  FHLMC, Series 2631, Class PC, 4.50%, 3/15/16          18,518,062
       2,900,397  FHLMC, Series 2672, Class QR, 4.00%, 9/15/10           2,986,835

Principal Amount                                                             Value

     $ 5,357,887  FHLMC, Series 2688, Class DE SEQ, 4.50%,
                  2/15/20                                              $ 5,373,242
       2,274,971  FHLMC, Series 2699, Class TG, 4.00%, 5/15/17           2,258,564
      12,835,500  FHLMC, Series 2709, Class PC, 5.00%, 9/15/18          12,959,824
       9,361,886  FHLMC, Series 2718, Class FW, VRN, 2.84%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with a cap of 8.00%                         9,255,180
         384,716  FHLMC, Series 2743, Class OK, 4.00%, 4/15/21             384,314
       2,467,831  FHLMC, Series 2763, Class PB, 4.50%, 6/15/14           2,473,088
       3,549,002  FHLMC, Series 2779, Class FM SEQ, VRN, 2.84%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with a cap of 7.50%                         3,502,166
      10,317,333  FHLMC, Series 2780, Class BD SEQ, 4.50%,
                  10/15/17                                              10,347,934
       7,026,241  FHLMC, Series 2827, Class F, VRN, 2.84%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with a cap of 7.50%                         6,923,328
       5,142,995  FHLMC, Series 2831, Class AF, VRN, 2.79%,
                  10/15/08, resets monthly off the 1-month LIBOR
                  plus 0.30% with a cap of 7.50%                         5,056,557
       1,328,508  FHLMC, Series 2890, Class AB SEQ, 3.75%,
                  12/15/11                                               1,321,574
       2,634,426  FHLMC, Series 2900, Class PA, 4.50%, 3/15/14           2,640,636
       9,909,432  FHLMC, Series 2931, Class QA, 4.50%, 4/15/15           9,931,956
       3,762,448  FHLMC, Series 2937, Class KA, 4.50%, 12/15/14          3,771,022
       7,356,134  FHLMC, Series 2941, Class XA, 5.00%, 2/15/25           7,393,430
       5,279,154  FHLMC, Series 2984, Class NA, 5.50%, 4/15/26           5,355,660
         521,307  FHLMC, Series 3108, Class DA SEQ, 5.125%,
                  10/15/15                                                 522,314
       3,274,926  FNMA, Series 2002-5, Class PJ, 6.00%, 10/25/21         3,368,120

------

Short-Term Government

Principal Amount                                                             Value

       $ 816,495  FNMA, Series 2002-71, Class UB, 5.00%, 11/25/15         $820,538
       5,971,000  FNMA, Series 2002-74, Class PD, 5.00%, 11/25/15        6,004,396
       5,010,718  FNMA, Series 2002-83, Class GM, 5.00%, 5/25/16         5,043,152
       2,335,702  FNMA, Series 2002-86, Class KB SEQ, 5.00%,
                  5/25/16                                                2,350,417
       1,284,713  FNMA, Series 2003-3, Class HA, 5.00%, 9/25/16          1,294,864
      11,378,642  FNMA, Series 2003-17, Class FN, VRN, 3.51%,
                  10/27/08, resets monthly off the 1-month LIBOR
                  plus 0.30% with no caps                               11,199,314
       5,030,755  FNMA, Series 2003-24, Class BF, VRN, 3.56%,
                  10/27/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with no caps                                4,992,180
       2,983,710  FNMA, Series 2003-29, Class L SEQ, 5.00%,
                  9/25/30                                                2,990,955
       2,411,083  FNMA, Series 2003-35, Class KC, 4.50%, 4/25/17         2,415,944
       5,184,377  FNMA, Series 2003-42, Class FK, VRN, 3.61%,
                  10/25/08, resets monthly off the 1-month LIBOR
                  plus 0.40% with a cap of 7.50%                         5,112,677
       6,132,296  FNMA, Series 2003-43, Class LF, VRN, 3.56%,
                  10/27/08, resets monthly off the 1-month LIBOR
                  plus 0.35% with a cap of 8.00%                         6,067,319
       5,253,426  FNMA, Series 2004 W5, Class F1, VRN, 3.66%,
                  10/25/08, resets monthly off the 1-month LIBOR
                  plus 0.45% with a cap of 7.50%                         5,256,347
       3,766,398  FNMA, Series 2005-53, Class WC SEQ, 5.00%,
                  8/25/18                                                3,799,592
       3,289,031  FNMA, Series 2006-4, Class A SEQ, 6.00%,
                  11/25/22                                               3,357,176
      10,995,632  GNMA, Series 2003-46, Class PA, 5.00%, 5/20/29        11,058,351
      11,855,842  GNMA, Series 2003-55, Class PG, 5.00%, 6/20/29        11,929,727
                                                                    --------------
                                                                       212,984,501
                                                                    --------------

Principal Amount                                                             Value

PRIVATE SPONSOR -- 0.5%

     $ 5,578,782  J.P. Morgan Mortgage Trust, Series 2004 A4,
                  Class 2A2, VRN, 4.61%, 11/25/08                      $ 5,055,732
                                                                    --------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $217,718,451)                                                    218,040,233
                                                                    --------------

Commercial Mortgage-Backed Securities(2) -- 10.2%

      22,600,000  Banc of America Commercial Mortgage Inc.,
                  Series 2004-2, Class A3 SEQ, 4.05%, 11/10/38          21,855,171
      56,721,711  Bear Stearns Commercial Mortgage Securities
                  Trust STRIPS - COUPON, Series 2004 T16, Class
                  X2, VRN, 0.72%, 10/1/08                                1,283,329
      14,107,153  Commercial Mortgage Acceptance Corp. STRIPS -
                  COUPON, Series 1998 C2, Class X, VRN, 1.52%,
                  10/1/08                                                  814,716
      24,416,804  GMAC Commercial Mortgage Securities, Inc.
                  STRIPS - COUPON, Series 2000 C3, Class X, VRN,
                  1.30%, 10/1/08(3)                                        490,753
      19,451,875  GMAC Commercial Mortgage Securities, Inc.,
                  Series 2005 C1, Class A2 SEQ, 4.47%, 5/10/43          19,088,047
      13,155,000  Greenwich Capital Commercial Funding Corp.,
                  Series 2005 GG3, Class A2 SEQ, 4.31%, 8/10/42         12,899,596
      18,456,000  LB-UBS Commercial Mortgage Trust, Series 2003
                  C3, Class A3 SEQ, 3.85%, 5/15/27                      17,411,464
      11,325,000  LB-UBS Commercial Mortgage Trust, Series 2004
                  C1, Class A2 SEQ, 3.62%, 1/15/29                      11,150,029
      21,329,082  LB-UBS Commercial Mortgage Trust, Series 2005
                  C2, Class A2 SEQ, 4.82%, 4/15/30                      20,949,403
                                                                    --------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $107,409,734)                                                    105,942,508
                                                                    --------------

------

Short-Term Government

Principal Amount                                                             Value

U.S. Government Agency Securities -- 10.1%

     $ 5,000,000  FHLMC, 2.875%, 6/28/10                               $ 4,979,885
      10,000,000  FHLMC, 3.25%, 7/16/10                                 10,024,910
       5,000,000  FHLMC, 3.875%, 6/29/11                                 5,072,890
      34,000,000  FNMA, 5.375%, 8/15/09                                 34,654,704
      15,000,000  FNMA, 3.25%, 2/9/10                                   15,023,460
      25,000,000  FNMA, 2.50%, 4/9/10                                   24,766,850
       9,975,000  FNMA, 2.875%, 10/12/10                                 9,936,177
                                                                    --------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $103,893,356)                                                    104,458,876
                                                                    --------------

Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(2) -- 5.8%

          28,920  FHLMC, 7.00%, 11/1/18                                     29,165
         237,239  FHLMC, 5.47%, 9/1/20                                     239,581
          53,842  FHLMC, 4.375%, 1/1/21                                     54,171
          68,134  FHLMC, 5.88%, 3/1/24                                      68,626
      11,205,978  FHLMC, 6.36%, 8/1/36                                  11,575,418
       7,969,380  FHLMC, 6.79%, 8/1/36                                   8,159,419
       4,607,575  FHLMC, 5.80%, 12/1/36                                  4,709,545
          13,754  FNMA, 7.49%, 8/1/14                                       13,754
          44,148  FNMA, 4.875%, 4/1/16                                      44,039
          30,144  FNMA, 6.12%, 1/1/17                                       30,752
         220,028  FNMA, 6.91%, 5/1/17                                      223,993
         106,004  FNMA, 6.17%, 7/1/17                                      105,868
          50,313  FNMA, 6.59%, 7/1/17                                       50,948
          11,626  FNMA, 5.25%, 2/1/18                                       11,716
          63,380  FNMA, 5.83%, 2/1/18                                       63,941
          64,696  FNMA, 4.83%, 5/1/18                                       64,647
          27,931  FNMA, 5.47%, 6/1/18                                       28,035
         253,701  FNMA, 5.36%, 9/1/19                                      257,453
          92,686  FNMA, 5.16%, 1/1/20                                       93,279
          32,404  FNMA, 5.50%, 3/1/21                                       32,558
          43,842  FNMA, 4.47%, 8/1/21                                       43,933
          64,700  FNMA, 5.20%, 5/1/22                                       66,406
          19,230  FNMA, 5.81%, 5/1/22                                       19,708
          19,272  FNMA, 4.94%, 1/1/23                                       19,455
         110,870  FNMA, 5.17%, 8/1/23                                      114,875
          55,417  FNMA, 5.57%, 8/1/23                                       56,794
         863,816  FNMA, 6.38%, 5/1/25                                      890,282
          16,364  FNMA, 5.86%, 1/1/27                                       16,444
           7,387  FNMA, 6.50%, 1/1/27                                        7,646
          21,761  FNMA, 5.03%, 1/1/29                                       22,072
       2,244,646  FNMA, 4.52%, 3/1/33                                    2,261,629
       9,257,671  FNMA, 5.80%, 3/1/36                                    9,398,195
       6,128,136  FNMA, 6.49%, 5/1/36                                    6,254,804

Principal Amount                                                             Value

     $ 4,218,394  FNMA, 6.42%, 9/1/36                                  $ 4,348,148
       5,054,582  FNMA, 6.46%, 9/1/36                                    5,202,343
       5,416,594  FNMA, 5.95%, 6/1/37                                    5,522,624
          19,178  GNMA, 5.375%, 5/20/17                                     19,454
          87,018  GNMA, 5.875%, 2/20/21                                     87,751
          32,591  GNMA, 5.625%, 11/20/21                                    33,194
             697  GNMA, 5.375%, 1/20/22                                        703
          20,484  GNMA, 6.125%, 8/20/26                                     21,171
                                                                    --------------
TOTAL ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $60,087,895)                                                      60,264,539
                                                                    --------------

Fixed-Rate U.S. Government Agency Mortgage-Backed Securities(2) -- 2.4%

       2,181,395  FHLMC, 5.00%, 6/1/09                                   2,202,406
       4,468,945  FHLMC, 5.00%, 7/1/09                                   4,537,151
          86,791  FHLMC, 6.50%, 1/1/11                                      89,927
         153,176  FHLMC, 6.50%, 5/1/11                                     158,714
         198,181  FHLMC, 6.50%, 12/1/12                                    207,757
         567,657  FHLMC, 6.00%, 2/1/13                                     584,552
          36,313  FHLMC, 7.00%, 11/1/13                                     38,244
          32,351  FHLMC, 7.00%, 12/1/14                                     34,140
       1,215,646  FHLMC, 6.00%, 1/1/15                                   1,238,203
         448,804  FHLMC, 7.50%, 5/1/16                                     473,167
       1,280,884  FHLMC, 5.50%, 11/1/17                                  1,302,110
       9,786,473  FHLMC, 5.50%, 1/1/38                                   9,745,322
          21,864  FNMA, 8.00%, 5/1/12                                       23,088
         846,398  FNMA, 6.50%, 1/1/13                                      878,566
           7,537  FNMA, 6.50%, 3/1/13                                        7,824
          97,421  FNMA, 6.00%, 6/1/13                                       99,604
           8,664  FNMA, 6.50%, 6/1/13                                        8,997
          28,662  FNMA, 6.00%, 1/1/14                                       29,343
         243,000  FNMA, 6.00%, 7/1/14                                      248,773
         428,350  FNMA, 5.50%, 4/1/16                                      436,520
         561,433  FNMA, 7.00%, 5/1/32                                      590,172
         553,219  FNMA, 7.00%, 5/1/32                                      581,537
         960,386  FNMA, 7.00%, 6/1/32                                    1,009,547
         229,390  FNMA, 7.00%, 6/1/32                                      241,191
         430,822  FNMA, 7.00%, 8/1/32                                      452,875
             656  GNMA, 5.50%, 1/20/09                                         664
          23,053  GNMA, 9.00%, 8/20/17                                      25,210
           9,820  GNMA, 9.50%, 11/20/19                                     10,883
                                                                    --------------
TOTAL FIXED-RATE U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $24,928,931)                                                      25,256,487
                                                                    --------------

------

Short-Term Government

Principal Amount                                                             Value

Municipal Securities -- 1.4%

     $13,695,000  City of Lincoln Electric System Rev., 5.25%,
                  9/1/11, Prerefunded at 100% of Par(4)
(Cost $14,804,027)                                                    $ 14,546,281
                                                                    --------------

Asset-Backed Securities(2)(5)

         243,027  Ameriquest Mortgage Securities Inc., Series
                  2003-8, Class AV2, VRN, 4.14%, 10/25/08,
                  resets monthly off the 1-month LIBOR plus
                  0.43% with no caps
(Cost $243,027)                                                            205,823
                                                                    --------------

Principal Amount                                                             Value

Temporary Cash Investments -- 2.0%

     $21,161,000  FHLB Discount Notes, 0.10%, 10/1/08(6)
(Cost $21,160,941)                                                    $ 21,161,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.7%
(Cost $1,033,461,967)                                                1,032,282,394
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.3%                                     2,989,059
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,035,271,453
                                                                    ==============

Futures Contracts
                                                 Underlying Face     Unrealized
    Contracts Purchased       Expiration Date    Amount at Value     Gain (Loss)

   1,526  U.S. Treasury
          2-Year Notes         December 2008      $325,705,625       $1,880,223
                                                 ==============    ==============

                                                 Underlying Face     Unrealized
      Contracts Sold          Expiration Date    Amount at Value     Gain (Loss)

     709  U.S. Treasury
          10-Year Notes        December 2008       $81,269,125        $402,546
                                                 ==============    ==============

Notes to Schedule of Investments

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective September 30, 2008.

(1) Security, or a portion thereof, has been segregated for futures contracts.

(2) Final maturity indicated, unless otherwise noted.

(3) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at September 30, 2008 was $490,753, which represented less than 0.05% of total net assets.

(4) Escrowed to maturity in U.S. government securities or state and local government securities.

(5) Category is less than 0.05% of total net assets.

(6) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008 (UNAUDITED)
                                                            Inflation-Adjusted    Short-Term
                               Ginnie Mae  Government Bond             Bond       Government
ASSETS

Investment securities,
at
value (cost of
$1,726,577,446,
$1,022,650,733,
$1,808,760,986 and
$1,033,461,967,
respectively)              $1,718,950,884   $1,024,438,492   $1,761,615,511   $1,032,282,394

Cash                               82,379        4,181,824        4,517,058        3,304,553

Receivable for
investments sold                       --        7,092,533               --          319,848

Receivable for capital
shares sold                        56,659               --          447,750               --

Receivable for
variation margin on
futures contracts                 348,994           34,937          461,029               --

Unrealized appreciation
on
swap agreements                        --               --          739,604               --

Interest receivable             6,585,120        4,696,693        9,405,625        5,295,092
                           --------------   --------------   --------------   --------------
                            1,726,024,036    1,040,444,479    1,777,186,577    1,041,201,887
                           --------------   --------------   --------------   --------------

LIABILITIES

Payable for investments
purchased                     398,546,084      173,772,407       13,477,401        5,013,206

Payable for variation
margin on futures
contracts                              --               --               --          364,687

Unrealized depreciation
on
swap agreements                        --               --        3,866,830               --

Accrued management fees           591,274          338,933          680,423          493,569

Distribution and
service fees payable               21,359           24,486          111,885            8,418

Dividends payable                 619,997          236,515               --           50,554
                           --------------   --------------   --------------   --------------
                              399,778,714      174,372,341       18,136,539        5,930,434
                           --------------   --------------   --------------   --------------

NET ASSETS                 $1,326,245,322    $ 866,072,138   $1,759,050,038   $1,035,271,453
                           ==============   ==============   ==============   ==============

See Notes to Financial Statements.

------

SEPTEMBER 30, 2008 (UNAUDITED)
                                                            Inflation-Adjusted    Short-Term
                               Ginnie Mae  Government Bond             Bond       Government
NET ASSETS CONSIST OF:

Capital paid in            $1,386,378,272     $855,925,336   $1,819,708,662   $1,061,831,293

Accumulated
undistributed net
investment income (loss)               --               --        5,473,978          (5,332)

Accumulated
undistributed net
realized gain (loss) on
investment transactions      (53,146,300)        6,735,234     (18,768,152)     (27,657,704)

Net unrealized
appreciation
(depreciation) on
investments                   (6,986,650)        3,411,568     (47,364,450)        1,103,196
                           --------------   --------------   --------------   --------------
                           $1,326,245,322     $866,072,138   $1,759,050,038   $1,035,271,453
                           ==============   ==============   ==============   ==============

INVESTOR CLASS

Net assets                 $1,214,535,671     $747,556,929   $1,058,086,540     $986,851,010

Shares outstanding            118,205,996       69,029,702       97,930,321      103,635,089

Net asset value
per share                          $10.27           $10.83           $10.80            $9.52

INSTITUTIONAL CLASS

Net assets                     $7,049,645              N/A     $164,816,254              N/A

Shares outstanding                686,145              N/A       15,269,218              N/A

Net asset value
per share                          $10.27              N/A           $10.79              N/A

ADVISOR CLASS

Net assets                   $104,633,556     $118,515,209     $536,147,244      $48,420,443

Shares outstanding             10,183,576       10,943,719       49,713,835        5,084,924

Net asset value
per share                          $10.27           $10.83           $10.78            $9.52

R CLASS

Net assets                        $26,450              N/A              N/A              N/A

Shares outstanding                  2,576              N/A              N/A              N/A

Net asset value
per share                          $10.27              N/A              N/A              N/A

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)
                                                            Inflation-Adjusted    Short-Term
                               Ginnie Mae  Government Bond             Bond       Government
INVESTMENT INCOME (LOSS)

INCOME:

Interest                     $ 30,985,428     $ 19,068,428     $ 77,699,154     $ 23,532,716

Securities
lending, net                           --          260,016          194,443          152,042
                           --------------   --------------   --------------   --------------
                               30,985,428       19,328,444       77,893,597       23,684,758
                           --------------   --------------   --------------   --------------

EXPENSES:

Management fees                 3,648,767        1,933,614        3,803,417        3,013,413

Distribution and
service fees:

 Advisor Class                    122,364          139,542          641,148           43,366

 R Class                               65               --               --               --

Trustees' fees
and expenses                       26,709           16,143           32,764           26,749

Other expenses                      1,327              799            1,623            3,218
                           --------------   --------------   --------------   --------------
                                3,799,232        2,090,098        4,478,952        3,086,746
                           --------------   --------------   --------------   --------------
Amount waived                   (383,688)               --               --               --
                           --------------   --------------   --------------   --------------
                                3,415,544        2,090,098        4,478,952        3,086,746
                           --------------   --------------   --------------   --------------
NET INVESTMENT INCOME
(LOSS)                         27,569,884       17,238,346       73,414,645       20,598,012
                           --------------   --------------   --------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN
(LOSS) ON:

Investment transactions         1,646,397        5,425,962      (2,940,071)      (1,275,514)

Futures and swaps
transactions                      592,373          199,021        1,549,418          876,784
                           --------------   --------------   --------------   --------------
                                2,238,770        5,624,983      (1,390,653)        (398,730)
                           --------------   --------------   --------------   --------------

CHANGE IN NET
UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                  (19,274,264)     (23,100,458)    (138,634,839)     (15,390,636)

Futures and swaps               1,779,630        1,984,508      (2,546,734)          926,357
                           --------------   --------------   --------------   --------------
                             (17,494,634)     (21,115,950)    (141,181,573)     (14,464,279)
                           --------------   --------------   --------------   --------------

NET REALIZED
AND UNREALIZED
GAIN (LOSS)                  (15,255,864)     (15,490,967)    (142,572,226)     (14,863,009)
                           --------------   --------------   --------------   --------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS              $ 12,314,020      $ 1,747,379   $ (69,157,581)      $ 5,735,003
                           ==============   ==============   ==============   ==============

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008
                                                Ginnie Mae                   Government Bond
Increase (Decrease) in
Net Assets                 Sept. 30, 2008   March 31, 2008   Sept. 30, 2008   March 31, 2008

OPERATIONS

Net investment income
(loss)                       $ 27,569,884     $ 60,028,470     $ 17,238,346     $ 27,373,072

Net realized
gain (loss)                     2,238,770        7,226,685        5,624,983       12,276,771

Change in net
unrealized appreciation
(depreciation)               (17,494,634)       23,501,053     (21,115,950)       24,737,208
                           --------------   --------------   --------------   --------------
Net increase (decrease)
in net assets resulting
from operations                12,314,020       90,756,208        1,747,379       64,387,051
                           --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class              (26,443,282)     (57,813,145)     (15,051,360)     (24,999,483)

 Institutional Class            (143,688)        (106,601)               --               --

 Advisor Class                (2,042,717)      (3,988,215)      (2,296,530)      (2,522,752)

 C Class                               --        (372,915)               --               --

 R Class                            (512)            (559)               --               --
                           --------------   --------------   --------------   --------------
Decrease in net assets
from distributions           (28,630,199)     (62,281,435)     (17,347,890)     (27,522,235)
                           --------------   --------------   --------------   --------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                   61,863,388     (70,865,135)      114,056,752      189,748,598
                           --------------   --------------   --------------   --------------

NET INCREASE (DECREASE)
IN
NET ASSETS                     45,547,209     (42,390,362)       98,456,241      226,613,414

NET ASSETS

Beginning of period         1,280,698,113    1,323,088,475      767,615,897      541,002,483
                           --------------   --------------   --------------   --------------

End of period              $1,326,245,322   $1,280,698,113     $866,072,138     $767,615,897
                           ==============   ==============   ==============   ==============

See Notes to Financial Statements.

------

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008
                                   Inflation-Adjusted Bond             Short-Term Government
Increase (Decrease) in
Net Assets                 Sept. 30, 2008   March 31, 2008   Sept. 30, 2008   March 31, 2008

OPERATIONS

Net investment income
(loss)                       $ 73,414,645     $ 65,219,469     $ 20,598,012     $ 43,840,812

Net realized
gain (loss)                   (1,390,653)        9,291,202        (398,730)       18,099,248

Change in net
unrealized appreciation
(depreciation)              (141,181,573)       78,032,274     (14,464,279)       14,951,187
                           --------------   --------------   --------------   --------------
Net increase (decrease)
in net assets resulting
from operations              (69,157,581)      152,542,945        5,735,003       76,891,247
                           --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor Class              (42,778,274)     (33,985,965)     (20,158,176)     (43,042,945)

 Institutional Class          (7,257,440)      (7,477,589)               --               --

 Advisor Class               (21,560,856)     (20,054,534)        (633,147)      (1,121,139)
                           --------------   --------------   --------------   --------------
Decrease in net assets
from distributions           (71,596,570)     (61,518,088)     (20,791,323)     (44,164,084)
                           --------------   --------------   --------------   --------------

CAPITAL SHARE
TRANSACTIONS

Net increase (decrease)
in net assets from
capital share
transactions                  352,692,175      327,830,796     (87,998,445)      141,029,180
                           --------------   --------------   --------------   --------------

NET INCREASE (DECREASE)
IN
NET ASSETS                    211,938,024      418,855,653    (103,054,765)      173,756,343

NET ASSETS

Beginning of period         1,547,112,014    1,128,256,361    1,138,326,218      964,569,875
                           --------------   --------------   --------------   --------------

End of period              $1,759,050,038   $1,547,112,014   $1,035,271,453   $1,138,326,218
                           ==============   ==============   ==============   ==============

Accumulated
undistributed
net investment income
(loss)                         $5,473,978        3,655,903         $(5,332)               --
                           ==============   ==============   ==============   ==============

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Ginnie Mae Fund (Ginnie Mae), Government
Bond Fund (Government Bond), Inflation-Adjusted Bond Fund (Inflation-Adjusted),
and Short-Term Government Fund (Short-Term Government) (collectively, the funds)
are four funds in a series issued by the trust. The funds are diversified under the 1940 Act.

Ginnie Mae seeks high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates. In addition, Ginnie Mae may buy other U.S. government securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Government Bond seeks high current income and pursues this objective by investing primarily in
U.S. government debt securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Inflation-Adjusted seeks to provide total return and inflation protection consistent with investment in inflation-indexed securities primarily issued by the U.S. Treasury, by other U.S. government agencies and instrumentalities, and by other, non-U.S. government entities such as corporations. Short-Term Government seeks high current income while maintaining safety of principal. Short-Term Government pursues its objective by investing primarily in U.S. government securities, including U.S. Treasury securities and other securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. In addition, Short-Term Government may also invest in investment-grade debt securities, including debt securities of U.S. companies, and non-U.S. government mortgage-backed, asset-backed and other fixed-income securities. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Ginnie Mae is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. Prior to December 3,
2007, Ginnie Mae was authorized to issue the C Class (see Note 9). Government
Bond and Short-Term Government are authorized to issue the Investor Class and the Advisor Class. Inflation-Adjusted is authorized to issue the Investor Class, the Institutional Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Ginnie Mae's
Institutional Class and R Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Debt securities maturing in greater than 60 days at the time of purchase are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued at fair value as determined in accordance with procedures adopted by the Board of Trustees. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of Trustees, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to fair value a security such as: a security had been declared in default; or trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

------

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income.
The income earned, net of any rebates or fees, is included in the Statement of
Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FUTURES CONTRACTS -- The funds may enter into futures contracts in order to manage the funds' exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the funds. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on futures and swaps transactions and unrealized appreciation (depreciation) on futures and swaps, respectively.

SWAP AGREEMENTS -- The funds may enter into swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the funds anticipate purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities.
Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation (depreciation) on futures and swaps. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The funds may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the funds may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The funds will segregate cash, cash equivalents or other appropriate liquid securities on their records in amounts sufficient to meet the purchase price. The funds account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

------

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income for
Ginnie Mae, Government Bond and Short-Term Government are declared daily and paid monthly. Distributions from net investment income for Inflation-Adjusted are declared and paid quarterly. Distributions from net realized gains for the funds, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications.
The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. The fee consists of (1) an Investment
Category Fee based on the daily net assets of the funds and certain other accounts managed by the investment advisor that are in the same broad investment category as each fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the
Investment Category Fee for Ginnie Mae and Short-Term Government range from
0.2425% to 0.3600%, and for Government Bond and Inflation-Adjusted range from
0.1625% to 0.2800%. The rates for the Complex Fee (Investor Class, Advisor Class and R Class) for the funds range from 0.2500% to 0.3100%. The Institutional
Class is 0.2000% less at each point within the Complex Fee range. From April 1,
2008 to July 31, 2008, the investment advisor voluntarily agreed to waive 0.079%
of its management fee for Ginnie Mae. Effective August 1, 2008, the investment advisor voluntarily agreed to waive 0.02% of its management fee for Ginnie Mae.
The total amount of the waiver for the six months ended September 30, 2008, was
$353,188, $1,821, $28,671 and $8 for the Investor Class, Institutional Class,
Advisor Class and R Class, respectively. The fee waiver may be revised or terminated at any time without notice.

The effective annual management fee for each class of each fund for the six months ended September 30, 2008, was as follows:

                                Investor   Institutional   Advisor     R

Ginnie Mae (before waiver)        0.56%        0.36%        0.56%    0.56%
Ginnie Mae (after waiver)         0.50%        0.30%        0.50%    0.50%
Government Bond                   0.48%         N/A         0.48%     N/A
Inflation-Adjusted                0.48%        0.28%        0.48%     N/A
Short-Term Government             0.56%         N/A         0.56%     N/A

------

DISTRIBUTION AND SERVICE FEES -- The Board of Trustees has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the
Advisor Class and R Class (collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century
Investment Services, Inc. (ACIS) an annual distribution and service fee of
0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services.
Fees incurred under the plans during the six months ended September 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust, ACIS, and the trust's transfer agent, American Century Services, LLC. Directors of these entities are officers and directors of other entities and those other entities own 35% of the outstanding shares of Short-Term Government.

Effective May 15, 2008, the funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management,
Inc. (JPMIM). JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM).
JPM is an equity investor in ACC. The funds have a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended September 30, 2008, were as follows:

                                                                            Short-Term
                        Ginnie Mae   Government Bond  Inflation-Adjusted    Government
PURCHASES

U.S. Treasury &
Government
Agency
Obligations         $2,531,155,068    $1,865,713,382   $350,182,795       $549,129,806

Investment
securities other
than U.S.
Treasury &
Government
Agency
Obligations                     --                --    $46,551,038                 --

PROCEEDS FROM SALES

U.S. Treasury &
Government
Agency
Obligations         $2,438,043,596    $1,717,495,973    $63,449,890       $526,547,687

Investment
securities other
than U.S.
Treasury &
Government
Agency
Obligations                     --           $92,067    $11,319,360        $35,611,107

------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows (unlimited number of shares authorized):

                                   Six months ended                     Year ended
                                 September 30, 2008                 March 31, 2008
                             Shares          Amount         Shares          Amount
Ginnie Mae

INVESTOR CLASS

Sold                     12,998,465   $ 133,995,781     12,040,291   $ 122,889,655

Issued in
reinvestment of
distributions             2,263,762      23,212,773      4,830,929      49,260,584

Redeemed               (10,401,118)   (106,847,660)   (23,500,177)   (238,953,395)
                       ------------   -------------   ------------   -------------
                          4,861,109      50,360,894    (6,628,957)    (66,803,156)
                       ------------   -------------   ------------   -------------
INSTITUTIONAL CLASS

Sold                        123,754       1,282,146        603,792       6,189,083

Issued in
reinvestment of
distributions                14,024         143,688         10,096         104,885

Redeemed                   (42,162)       (432,212)       (23,359)       (241,514)
                       ------------   -------------   ------------   -------------
                             95,616         993,622        590,529       6,052,454
                       ------------   -------------   ------------   -------------

ADVISOR CLASS

Sold                      2,558,496      26,298,357      3,665,454      37,424,219

Issued in
connection with
reclassification
(Note 9)                         --              --        616,398       6,366,954

Issued in
reinvestment of
distributions               124,637       1,278,061        266,216       2,715,213

Redeemed                (1,661,968)    (17,068,058)    (3,843,011)    (39,232,541)
                       ------------   -------------   ------------   -------------
                          1,021,165      10,508,360        705,057       7,273,845
                       ------------   -------------   ------------   -------------

C CLASS                         N/A

Sold                                                        38,155         386,577

Issued in
reinvestment of
distributions                                               31,753         319,714

Redeemed in
connection with
reclassification
(Note 9)                                                 (616,398)     (6,366,954)

Redeemed                                               (1,161,216)    (11,753,154)
                       ------------   -------------   ------------   -------------
                                                       (1,707,706)    (17,413,817)
                       ------------   -------------   ------------   -------------

R CLASS

Sold                             --              --          2,473          24,988

Issued in
reinvestment of
distributions                    50             512             53             551
                       ------------   -------------   ------------   -------------
                                 50             512          2,526          25,539
                       ------------   -------------   ------------   -------------
Net increase
(decrease)                5,977,940    $ 61,863,388    (7,038,551)   $(70,865,135)
                       ============   =============   ============   =============

Government Bond

INVESTOR CLASS

Sold                     19,851,492   $ 215,725,999     26,538,987   $ 282,961,488

Issued in
reinvestment of
distributions             1,325,309      14,328,918      2,164,845      22,978,888

Redeemed               (12,074,666)   (131,165,760)   (16,647,809)   (176,824,621)
                       ------------   -------------   ------------   -------------
                          9,102,135      98,889,157     12,056,023     129,115,755
                       ------------   -------------   ------------   -------------

ADVISOR CLASS

Sold                      4,556,333      49,514,218      7,922,901      84,808,627

Issued in
reinvestment of
distributions               142,065       1,536,070        186,444       1,986,555
Redeemed                (3,304,622)    (35,882,693)    (2,450,824)    (26,162,339)
                       ------------   -------------   ------------   -------------
                          1,393,776      15,167,595      5,658,521      60,632,843
                       ------------   -------------   ------------   -------------
Net increase
(decrease)               10,495,911   $ 114,056,752     17,714,544   $ 189,748,598
                       ============   =============   ============   =============

------

                                   Six months ended                     Year ended
                                 September 30, 2008                 March 31, 2008
                             Shares          Amount         Shares          Amount
Inflation-Adjusted

INVESTOR CLASS

Sold                     37,213,406   $ 426,517,377     45,189,675   $ 511,117,147

Issued in
reinvestment of
distributions             3,153,582      35,201,513      2,363,258      25,900,406

Redeemed               (18,583,304)   (212,037,356)   (25,956,661)   (284,928,103)
                       ------------   -------------   ------------   -------------
                         21,783,684     249,681,534     21,596,272     252,089,450
                       ------------   -------------   ------------   -------------
INSTITUTIONAL CLASS

Sold                      3,585,153      40,905,027      6,285,842      69,645,632

Issued in
reinvestment of
distributions               451,896       5,040,691        484,844       5,289,594

Redeemed                (2,931,281)    (33,515,247)    (3,539,847)    (39,262,951)
                       ------------   -------------   ------------   -------------
                          1,105,768      12,430,471      3,230,839      35,672,275
                       ------------   -------------   ------------   -------------

ADVISOR CLASS

Sold                     15,862,644     181,152,540     19,728,802     222,750,562

Issued in
reinvestment of
distributions             1,861,125      20,737,752      1,762,357      19,175,429

Redeemed                (9,769,193)   (111,310,122)   (18,544,928)   (201,856,920)
                       ------------   -------------   ------------   -------------
                          7,954,576      90,580,170      2,946,231      40,069,071
                       ------------   -------------   ------------   -------------
Net increase
(decrease)               30,844,028   $ 352,692,175     27,773,342   $ 327,830,796
                       ============   =============   ============   =============

Short-Term Government

INVESTOR CLASS

Sold                     15,217,782   $ 145,362,895     43,538,823   $ 413,115,547

Issued in
reinvestment of
distributions             2,054,968      19,615,164      4,428,016      41,891,320

Redeemed               (28,217,781)   (269,490,427)   (33,374,658)   (317,997,836)
                       ------------   -------------   ------------   -------------
                       (10,945,031)   (104,512,368)     14,592,181     137,009,031
                       ------------   -------------   ------------   -------------

ADVISOR CLASS

Sold                      2,426,873      23,166,282      1,447,952      13,767,726

Issued in
reinvestment of
distributions                66,123         631,039        118,282       1,117,841

Redeemed                  (762,651)     (7,283,398)    (1,150,476)    (10,865,418)
                       ------------   -------------   ------------   -------------
                          1,730,345      16,513,923        415,758       4,020,149
                       ------------   -------------   ------------   -------------
Net increase
(decrease)              (9,214,686)   $(87,998,445)     15,007,939   $ 141,029,180
                       ============   =============   ============   =============

5. SECURITIES LENDING

As of September 30, 2008, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

------

6. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United
States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

*Level 1 valuation inputs consist of actual quoted prices based on an active market;

*Level 2 valuation inputs consist of significant direct or indirect observable market data; or

*Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities and other financial instruments as of September
30, 2008:

                                                            Unrealized Gain (Loss)
                                          Value of                 on Other
Fund/Valuation Inputs              Investment Securities    Financial Instruments*

GINNIE MAE

Level 1 -- Quoted Prices                     --                    $639,912

Level 2 -- Other Significant
Observable Inputs                      $1,718,950,884                 --

Level 3 -- Significant
Unobservable Inputs                          --                       --
                                       --------------           --------------
                                       $1,718,950,884              $639,912
                                       ==============           ==============

GOVERNMENT BOND

Level 1 -- Quoted Prices                     --                   $1,623,809

Level 2 -- Other Significant
Observable Inputs                      $1,024,438,492                 --

Level 3 -- Significant
Unobservable Inputs                          --                       --
                                       --------------           --------------
                                       $1,024,438,492             $1,623,809
                                       ==============           ==============

INFLATION-ADJUSTED

Level 1 -- Quoted Prices                     --                  $ 2,908,251

Level 2 -- Other Significant
Observable Inputs                      $1,761,615,511            (3,127,226)

Level 3 -- Significant
Unobservable Inputs                          --                       --
                                       --------------           --------------
                                       $1,761,615,511            $ (218,975)
                                       ==============           ==============

SHORT-TERM GOVERNMENT

Level 1 -- Quoted Prices                     --                   $2,282,769

Level 2 -- Other Significant
Observable Inputs                      $1,032,282,394                 --

Level 3 -- Significant
Unobservable Inputs                          --                       --
                                       --------------           --------------
                                       $1,032,282,394             $2,282,769
                                       ==============           ==============

*Includes futures contracts and swap agreements.

7. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with Bank of America, N.A.
The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended September 30, 2008.

------

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of September 30, 2008, the components of investments for federal income tax purposes were as follows:

                                                                              Short-Term
                         Ginnie Mae  Government Bond  Inflation-Adjusted      Government
Federal tax cost
of investments       $1,726,577,446   $1,022,833,412   $1,813,312,777       $1,033,461,967
                     ==============   ==============   ==============       ==============
Gross tax
appreciation of
investments             $ 7,003,123       $9,251,361      $ 9,203,812          $ 6,911,201

Gross tax
depreciation of
investments            (14,629,685)      (7,646,281)     (60,901,078)          (8,090,774)
                     --------------   --------------   --------------       --------------
Net tax
appreciation
(depreciation) of
investments           $ (7,626,562)       $1,605,080    $(51,697,266)         $(1,179,573)
                     ==============   ==============   ==============       ==============

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Following are the capital loss carryovers and capital loss deferral amounts as of March 31, 2008:

                                                                              Short-Term
                         Ginnie Mae  Government Bond  Inflation-Adjusted      Government
Accumulated
capital losses        $(52,759,426)               --    $(10,244,385)        $(25,463,033)

Capital loss
deferrals              $(2,373,064)               --               --                   --

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                   2009       2010      2011           2012            2013            2014            2015

Ginnie Mae      $(255,936)     --    $(285,414)   $(22,063,924)   $(11,922,927)   $(10,878,793)    $(7,352,432)
                    --
Inflation-Adjusted             --        --             --              --              --        $(10,244,385)

Short-Term
Government     $(2,235,685)    --        --             --         $(8,188,381)    $(7,433,319)    $(7,605,648)

The capital loss deferrals listed above represent net capital losses incurred in the five-month period ended March 31, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. CORPORATE EVENT

On December 8, 2006, the Board of Trustees approved a reclassification of C
Class shares of Ginnie Mae into Advisor Class shares. The reclassification was effective December 3, 2007.

------

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in September
2006, which is effective for fiscal years beginning after November 15, 2007. FAS
157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------

FINANCIAL HIGHLIGHTS
Ginnie Mae

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                            2008(1)        2008         2007         2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $10.40      $10.17       $10.11       $10.34       $10.61       $10.85
                           --------    --------     --------     --------     --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)              0.22        0.48         0.48         0.43         0.37         0.29

 Net Realized
 and Unrealized
 Gain (Loss)                 (0.12)        0.25         0.08       (0.18)       (0.15)       (0.04)
                           --------    --------     --------     --------     --------     --------
 Total From
 Investment
 Operations                    0.10        0.73         0.56         0.25         0.22         0.25
                           --------    --------     --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                      (0.23)      (0.50)       (0.50)       (0.48)       (0.49)       (0.49)
                           --------    --------     --------     --------     --------     --------
Net Asset Value,
End of Period                $10.27      $10.40       $10.17       $10.11       $10.34       $10.61
                           ========    ========     ========     ========     ========     ========

TOTAL RETURN(3)               0.96%       7.39%        5.69%        2.47%        2.11%        2.43%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.51%(4)(5)    0.52%(5)        0.57%        0.57%        0.58%        0.59%

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)            0.57%(4)       0.57%        0.57%        0.57%        0.58%        0.59%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              4.25%(4)(5)    4.73%(5)        4.71%        4.15%        3.58%        2.77%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)            4.19%(4)       4.68%        4.71%        4.15%        3.58%        2.77%

Portfolio Turnover
Rate                           174%        338%         410%         315%         315%         356%

Net Assets,
End of Period
(in thousands)           $1,214,536  $1,179,206   $1,219,743   $1,382,022   $1,482,999   $1,676,815

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective August 1, 2007, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

------

Ginnie Mae

Institutional Class
For a Share Outstanding Throughout the Periods Indicated
                                                                2008(1)    2008(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.40     $10.11
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.23       0.25

 Net Realized and Unrealized Gain (Loss)                         (0.12)       0.30
                                                               --------   --------
 Total From Investment Operations                                  0.11       0.55
                                                               --------   --------
Distributions

 From Net Investment Income                                      (0.24)     (0.26)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.27     $10.40
                                                               ========   ========

TOTAL RETURN(4)                                                   1.06%      5.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(5)           0.31%(6)   0.29%(6)

Ratio of Operating Expenses to Average Net Assets (Before
Expense Waiver)                                                0.37%(6)   0.37%(6)

Ratio of Net Investment Income (Loss) to
Average Net Assets(5)                                          4.45%(6)   4.86%(6)

Ratio of Net Investment Income (Loss) to
Average Net Assets (Before Expense Waiver)                     4.39%(6)   4.78%(6)

Portfolio Turnover Rate                                            174%    338%(7)

Net Assets, End of Period (in thousands)                         $7,050     $6,143

(1) Six months ended September 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through March 31, 2008.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective August 1, 2007, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) Annualized.

(7) Portolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

------

Ginnie Mae

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                            2008(1)       2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $10.40     $10.17    $10.11     $10.34     $10.61     $10.85
                           --------   --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)              0.21       0.46      0.45       0.40       0.35       0.27

 Net Realized and
 Unrealized
 Gain (Loss)                 (0.13)       0.24      0.08     (0.17)     (0.16)     (0.04)
                           --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations                    0.08       0.70      0.53       0.23       0.19       0.23
                           --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                      (0.21)     (0.47)    (0.47)     (0.46)     (0.46)     (0.47)
                           --------   --------  --------   --------   --------   --------
Net Asset Value, End
of Period                    $10.27     $10.40    $10.17     $10.11     $10.34     $10.61
                           ========   ========  ========   ========   ========   ========

TOTAL RETURN(3)               0.83%      7.12%     5.42%      2.22%      1.85%      2.18%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.76%(4)(5)   0.77%(5)     0.82%      0.82%      0.83%      0.84%

Ratio of Operating
Expenses to Average
Net Assets (Before
Expense Waiver)            0.82%(4)      0.82%     0.82%      0.82%      0.83%      0.84%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              4.00%(4)(5)   4.48%(5)     4.46%      3.90%      3.33%      2.52%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets (Before
Expense Waiver)            3.94%(4)      4.43%     4.46%      3.90%      3.33%      2.52%

Portfolio Turnover
Rate                           174%       338%      410%       315%       315%       356%

Net Assets,
End of Period
(in thousands)             $104,634    $95,323   $85,984    $73,998    $72,571    $61,288

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Effective August 1, 2007, the investment advisor voluntarily agreed to waive a portion of its management fee.

See Notes to Financial Statements.

------

Ginnie Mae

R Class
For a Share Outstanding Throughout the Periods Indicated
                                                                2008(1)    2008(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.40     $10.11
                                                               --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                                   0.19       0.22

 Net Realized and Unrealized Gain (Loss)                         (0.12)       0.29
                                                               --------   --------
 Total From Investment Operations                                  0.07       0.51
                                                               --------   --------
Distributions

 From Net Investment Income                                      (0.20)     (0.22)
                                                               --------   --------
Net Asset Value, End of Period                                   $10.27     $10.40
                                                               ========   ========

TOTAL RETURN(4)                                                   0.70%      5.09%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets(5)           1.01%(6)   0.99%(6)

Ratio of Operating Expenses to Average Net Assets (Before
Expense Waiver)                                                1.07%(6)   1.07%(6)

Ratio of Net Investment Income (Loss) to
Average Net Assets(5)                                          3.75%(6)   4.19%(6)

Ratio of Net Investment Income (Loss) to
Average Net Assets (Before Expense Waiver)                     3.69%(6)   4.11%(6)

Portfolio Turnover Rate                                            174%    338%(7)

Net Assets, End of Period (in thousands)                            $26        $26

(1) Six months ended September 30, 2008 (unaudited).

(2) September 28, 2007 (commencement of sale) through March 31, 2008.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Effective August 1, 2007, the investment advisor voluntarily agreed to waive a portion of its management fee.

(6) Annualized.

(7) Portolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2008.

See Notes to Financial Statements.

------

Government Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                         2008(1)       2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $11.05     $10.45    $10.33     $10.52     $10.93     $11.25
                        --------   --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)           0.23       0.47      0.48       0.42       0.29       0.28

 Net Realized
 and Unrealized
 Gain (Loss)              (0.21)       0.60      0.12     (0.19)     (0.24)     (0.02)
                        --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations                 0.02       1.07      0.60       0.23       0.05       0.26
                        --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                   (0.24)     (0.47)    (0.48)     (0.42)     (0.30)     (0.29)

 From Net
 Realized Gains               --         --        --         --     (0.16)     (0.29)
                        --------   --------  --------   --------   --------   --------
 Total
 Distributions            (0.24)     (0.47)    (0.48)     (0.42)     (0.46)     (0.58)
                        --------   --------  --------   --------   --------   --------
Net Asset Value, End
of Period                 $10.83     $11.05    $10.45     $10.33     $10.52     $10.93
                        ========   ========  ========   ========   ========   ========

TOTAL RETURN(3)            0.17%     10.58%     5.95%      2.17%      0.50%      2.42%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.49%(4)      0.49%     0.49%      0.49%      0.50%      0.51%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              4.32%(4)      4.45%     4.60%      3.94%      2.70%      2.56%

Portfolio Turnover
Rate                        203%       239%      319%       416%       553%       376%

Net Assets,
End of Period
(in thousands)          $747,557   $662,104  $500,331   $524,557   $438,997   $468,052

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Government Bond

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                         2008(1)       2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $11.05     $10.45    $10.33     $10.52     $10.93     $11.25
                        --------   --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)           0.22       0.44      0.45       0.39       0.26       0.25

 Net Realized
 and Unrealized
 Gain (Loss)              (0.22)       0.61      0.12     (0.19)     (0.24)     (0.02)
                        --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations                --(3)       1.05      0.57       0.20       0.02       0.23
                        --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                   (0.22)     (0.45)    (0.45)     (0.39)     (0.27)     (0.26)

 From Net
 Realized Gains               --         --        --         --     (0.16)     (0.29)
                        --------   --------  --------   --------   --------   --------
 Total
 Distributions            (0.22)     (0.45)    (0.45)     (0.39)     (0.43)     (0.55)
                        --------   --------  --------   --------   --------   --------
Net Asset Value, End
of Period                 $10.83     $11.05    $10.45     $10.33     $10.52     $10.93
                        ========   ========  ========   ========   ========   ========

TOTAL RETURN(4)            0.04%     10.31%     5.69%      1.91%      0.25%      2.16%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.74%(5)      0.74%     0.74%      0.74%      0.75%      0.76%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              4.07%(5)      4.20%     4.35%      3.69%      2.45%      2.31%

Portfolio Turnover
Rate                        203%       239%      319%       416%       553%       376%

Net Assets,
End of Period
(in thousands)          $118,515   $105,512   $40,671    $41,336    $48,674    $45,136

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------

FINANCIAL HIGHLIGHTS
Inflation-Adjusted Bond

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                          2008(1)      2008       2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $11.72    $10.83     $10.73     $11.25     $11.45     $10.86
                         --------  --------   --------   --------   --------   --------
Income From
Investment
Operations

 Net Investment
 Income (Loss)            0.51(2)      0.62       0.38       0.56       0.45       0.39

 Net Realized
 and Unrealized
 Gain (Loss)               (0.95)      0.85       0.11     (0.49)     (0.17)       0.67
                         --------  --------   --------   --------   --------   --------
 Total From
 Investment
 Operations                (0.44)      1.47       0.49       0.07       0.28       1.06
                         --------  --------   --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                    (0.48)    (0.58)     (0.38)     (0.56)     (0.45)     (0.39)

 From Net
 Realized Gains                --        --         --     (0.03)     (0.03)     (0.08)

 From Tax Return
 of Capital                    --        --     (0.01)         --         --         --
                         --------  --------   --------   --------   --------   --------
 Total
 Distributions             (0.48)    (0.58)     (0.39)     (0.59)     (0.48)     (0.47)
                         --------  --------   --------   --------   --------   --------
Net Asset Value,
End of Period              $10.80    $11.72     $10.83     $10.73     $11.25     $11.45
                         ========  ========   ========   ========   ========   ========

TOTAL RETURN(3)           (3.83)%    14.08%      4.71%      0.56%      2.57%     10.04%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               0.49%(4)     0.49%      0.49%      0.49%      0.50%      0.50%

Ratio of Net
Investment Income
(Loss)
to Average
Net Assets               8.95%(4)     5.66%      3.79%      4.85%      3.77%      3.50%

Portfolio Turnover
Rate                           5%       33%        32%        27%        68%        54%

Net Assets,
End of Period (in
thousands)             $1,058,087  $892,596   $590,530   $704,447   $646,214   $483,353

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Inflation-Adjusted Bond

Institutional Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                         2008(1)       2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $11.71     $10.82    $10.73     $11.25     $11.45     $10.86
                        --------   --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)           0.52(2)       0.64      0.42       0.58       0.47       0.41

 Net Realized
 and Unrealized
 Gain (Loss)              (0.95)       0.85      0.09     (0.49)     (0.17)       0.67
                        --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations               (0.43)       1.49      0.51       0.09       0.30       1.08
                        --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                   (0.49)     (0.60)    (0.42)     (0.58)     (0.47)     (0.41)

 From Net
 Realized Gains               --         --        --     (0.03)     (0.03)     (0.08)
                        --------   --------  --------   --------   --------   --------
 Total
 Distributions            (0.49)     (0.60)    (0.42)     (0.61)     (0.50)     (0.49)
                        --------   --------  --------   --------   --------   --------
Net Asset Value, End
of Period                 $10.79     $11.71    $10.82     $10.73     $11.25     $11.45
                        ========   ========  ========   ========   ========   ========

TOTAL RETURN(3)          (3.73)%     14.31%     4.92%      0.77%      2.77%     10.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.29%(4)      0.29%     0.29%      0.29%      0.30%      0.30%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets              9.15%(4)      5.86%     3.99%      5.05%      3.97%      3.70%

Portfolio Turnover
Rate                          5%        33%       32%        27%        68%        54%

Net Assets,
End of Period
(in thousands)          $164,816   $165,872  $118,250    $81,860    $65,058    $56,103

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Inflation-Adjusted Bond

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                         2008(1)       2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period       $11.70     $10.81    $10.73     $11.25     $11.45     $10.86
                        --------   --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)           0.50(2)       0.60      0.36       0.54       0.42       0.36

 Net Realized
 and Unrealized
 Gain (Loss)              (0.95)       0.84      0.10     (0.49)     (0.17)       0.67
                        --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations               (0.45)       1.44      0.46       0.05       0.25       1.03
                        --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                   (0.47)     (0.55)    (0.36)     (0.54)     (0.42)     (0.36)

 From Net
 Realized Gains               --         --        --     (0.03)     (0.03)     (0.08)

 From Return
 of Capital                   --         --    (0.02)         --         --         --
                        --------   --------  --------   --------   --------   --------
 Total
 Distributions            (0.47)     (0.55)    (0.38)     (0.57)     (0.45)     (0.44)
                        --------   --------  --------   --------   --------   --------
Net Asset Value,
End of Period             $10.78     $11.70    $10.81     $10.73     $11.25     $11.45
                        ========   ========  ========   ========   ========   ========

TOTAL RETURN(3)          (3.95)%     13.83%     4.37%      0.37%      2.33%      9.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.74%(4)      0.74%     0.74%      0.74%      0.75%      0.75%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              8.70%(4)      5.41%     3.54%      4.60%      3.52%      3.25%

Portfolio Turnover
Rate                          5%        33%       32%        27%        68%        54%

Net Assets,
End of Period
(in thousands)          $536,147   $488,645  $419,477   $588,877   $295,129   $109,053

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Short-Term Government

Investor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                         2008(1)         2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $9.65        $9.37     $9.32      $9.44      $9.66      $9.69
                        --------     --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)           0.18         0.40      0.40       0.32       0.19       0.15

 Net Realized
 and Unrealized
 Gain (Loss)              (0.12)         0.29      0.06     (0.11)     (0.21)     (0.02)
                        --------     --------  --------   --------   --------   --------
 Total From
 Investment
 Operations                 0.06         0.69      0.46       0.21     (0.02)       0.13
                        --------     --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                   (0.19)       (0.41)    (0.41)     (0.33)     (0.20)     (0.16)
                        --------     --------  --------   --------   --------   --------
Net Asset Value, End
of Period                  $9.52        $9.65     $9.37      $9.32      $9.44      $9.66
                        ========     ========  ========   ========   ========   ========

TOTAL RETURN(3)            0.59%        7.50%     5.02%      2.22%    (0.16)%      1.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.57%(4)        0.57%     0.57%      0.57%      0.58%      0.59%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              3.84%(4)        4.23%     4.34%      3.41%      2.04%      1.54%

Portfolio Turnover
Rate                         63%         148%      210%       292%       283%       232%

Net Assets,
End of Period
(in thousands)          $986,851   $1,105,947  $937,029   $919,295   $928,460   $996,677

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

Short-Term Government

Advisor Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                         2008(1)       2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period        $9.65      $9.37     $9.32      $9.44      $9.66      $9.69
                        --------   --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)           0.17       0.38      0.38       0.29       0.17       0.13

 Net Realized
 and Unrealized
 Gain (Loss)              (0.13)       0.28      0.05     (0.11)     (0.21)     (0.02)
                        --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations                 0.04       0.66      0.43       0.18     (0.04)       0.11
                        --------   --------  --------   --------   --------   --------
Distributions

 From Net
 Investment
 Income                   (0.17)     (0.38)    (0.38)     (0.30)     (0.18)     (0.14)
                        --------   --------  --------   --------   --------   --------
Net Asset Value, End
of Period                  $9.52      $9.65     $9.37      $9.32      $9.44      $9.66
                        ========   ========  ========   ========   ========   ========

TOTAL RETURN(3)            0.47%      7.23%     4.76%      1.96%    (0.41)%      1.15%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets              0.82%(4)      0.82%     0.82%      0.82%      0.83%      0.84%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets              3.59%(4)      3.98%     4.09%      3.16%      1.79%      1.29%

Portfolio
Turnover Rate                63%       148%      210%       292%       283%       232%

Net Assets,
End of Period
(in thousands)           $48,420    $32,379   $27,541    $29,166    $43,431    $47,135

(1) Six months ended September 30, 2008 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------

APPROVAL OF MANAGEMENT AGREEMENTS
Ginnie Mae, Government Bond, Inflation-Adjusted Bond and Short-Term Government

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the "15(c)
Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Ginnie Mae, Government Bond,
Inflation-Adjusted Bond and Short-Term Government (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds;

* reports on the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------

At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio Committee, reviews investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. If performance concerns are identified, the
Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. Ginnie Mae's performance for both the one- and three-year periods was above its benchmark. Government Bond's and Short-Term Government's performance for both the one- and three-year periods were above the median for their peer groups. Inflation-Adjusted Bond was above its benchmark for the three-year period and fell below its benchmark for the one-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities.
Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, and the expenses incurred by the advisor in providing various functions to the funds. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the funds increase in size, and through reinvestment in its business

------

to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the funds reflect the complexity of assessing economies of scale.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds'
independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Ginnie Mae was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Government Bond, Inflation-Adjusted Bond and Short-Term
Government was in the lowest quartile of the total expense ratios of their respective peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between each of Government Bond, Inflation-Adjusted Bond and Short-Term Government and the advisor is fair and reasonable in light of the services provided and should be renewed.

The Directors negotiated a renewal of the one-year waiver by the advisor of a portion of the management fee of Ginnie Mae that was in place during the previous year. These changes were proposed by the Directors based on their review of the fund's percentile rank in its peer group universe and the fact that the Directors seek as a general rule to have total expense ratios of existing fixed income and money market funds in the lowest 25th percentile of the fees of comparable funds. Although the adviser agreed to such a waiver in the past, the adviser argued this year that it was no longer appropriate. After discussions with the Directors, the adviser agreed to continue the waiver for another year. Also as part of this negotiation, the adviser and the Directors concluded that it would be appropriate to discuss over the coming year the possibility of changes in the overall fee structure of the fund. The renewal of the fee waiver, effective August 1, 2008, will result in a lowering of the management fee of the fund by two basis points. Following these negotiations with the advisor, the Directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain 403(b),
457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century Investments' website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling
1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG Bond
Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages.

The CITIGROUP GNMA INDEX is a market-capitalization-weighted index of 15- and
30-year fixed-rate securities backed by mortgage pools of the Government
National Mortgage Association (GNMA).

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP TREASURY/MORTGAGE INDEX is comprised of US Treasury securities with an amount outstanding of at least $1 billion, and mortgage-backed securities with an aggregate amount outstanding per coupon of at least $5 billion and an aggregate amount outstanding per origination year of at least
$500 million. Both the US Treasury and the mortgage-backed securities included in the index must have a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-
investment-grade debt securities issued by corporations domiciled in the United
States or Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)SM measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

The CITIGROUP US TREASURY/AGENCY 1- TO 3-YEAR INDEX is a
market-capitalization-weighted index that includes fixed-rate US Treasury and government agency issues with maturities between one and three years.

------

NOTES

------

NOTES

------

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .        1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .        1-800-345-2021 or
                                                                816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .        1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .        1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .        1-800-634-4113

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0811
CL-SAN-61615S

[front cover]

SEMIANNUAL REPORT
SEPTEMBER 30, 2008

[american century investments logo and text logo®]

AMERICAN CENTURY INVESTMENTS

CAPITAL PRESERVATION FUND

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
September 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Fixed-Income Total Returns. . . . . . . . . . . . . . . . . . .    2

CAPITAL PRESERVATION

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments'
knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By David MacEwen, Chief Investment Officer, Fixed Income

UNPRECEDENTED EVENTS

The six months ended September 30, 2008, were characterized by unprecedented market turmoil, including the spectacular failure of major financial institutions and direct U.S. government intervention. In that environment, investors favored higher-quality securities, while credit-related risk aversion hurt lower-quality sectors of the market.

The Federal Reserve (the Fed) faced the dual challenges of keeping recession at bay and fending off inflation. Early in the period, the Fed favored anti-recessionary measures, cutting the federal funds target rate in April
2008. But as commodity prices reached record highs in June, the Fed seemed to focus on inflation, holding interest rates steady during the remainder of the reporting period. Inflation, as measured by the one-year change in the
Consumer Price Index, ended the period at 4.9%.

Despite the Fed's best efforts, economic prospects dimmed--credit markets seized up, housing and the consumer took further hits, and the unemployment rate broke above 6%. With the very health of the financial system at stake, the government seized several tottering financial giants and began work on a massive bank recapitalization program.

HIGH-QUALITY BONDS DID BEST

In this schizophrenic environment that pitted worry about inflation against worry about economic depression, fixed-income returns were disappointing, though we should point out that longer-term investment-grade bond returns are positive. For the six months, higher-quality bonds held up better than lower-rated debt--highly rated government agency mortgages and some Treasury bonds were the only segments of the taxable bond market to manage positive results. Meanwhile, corporate bonds tracked the equity markets, posting sharply negative returns (see table at right).

RATES HIGHER, CURVE LITTLE CHANGED

Sharp volatility and inflation concerns meant bond yields finished the six months higher. The yield on the two-year Treasury note went from 1.59% to
1.97%, while the 10-year Treasury yield rose from 3.41% to 3.83%. As a result, the shape of the yield curve (a graphic representation of bond yields at different maturities) was little changed--the difference in yield between two-
and 10-year Treasury securities inched up from 182 to 186 basis points (a basis point equals 0.01%).

U.S. Fixed-Income Total Returns*
For the six months ended September 30, 2008

TREASURY SECURITIES
3-Month Bill                                     0.99%
2-Year Note                                      0.91%
10-Year Note                                    -1.26%
30-Year Bond                                     2.36%

CITIGROUP U.S. BOND MARKET INDICES
Mortgage (mortgage-backed)                       1.54%
Treasury                                         0.19%
Agency                                          -0.68%
Broad Investment-Grade (multi-sector)           -1.30%
Inflation-Linked Securities                     -3.86%
Credit (investment-grade corporate)             -7.41%
High-Yield Market (corporate)                   -7.78%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Capital Preservation

Total Returns as of September 30, 2008
                                              Average Annual Returns
                       6                                         Since     Inception
                    months(1)    1 year    5 years   10 years  Inception      Date

INVESTOR CLASS        0.72%      2.36%      2.72%     3.04%      4.68%      10/13/72

90-DAY U.S.
TREASURY
BILL INDEX(2)         0.80%      2.22%      3.01%     3.26%     6.06%(3)       --

LIPPER U.S.
TREASURY
MONEY MARKET
FUNDS AVERAGE
RETURN(2)             0.55%      1.92%      2.44%     2.80%     5.69%(4)       --

Fund's Lipper
Ranking Among
U.S. Treasury
Money Market
Funds(2)             11 of 81   7 of 81    9 of 70   9 of 50   1 of 1(4)       --

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  Lipper Fund Performance -- Performance data is total return, and is preliminary and subject to revision.

  Lipper Rankings -- Rankings are based only on the universe shown and are based on average annual total returns. This listing might not represent the complete universe of funds tracked by Lipper.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 9/30/72, the date nearest the Investor Class's inception for which data are available.

(4) Since 10/31/72, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

An investment in the fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

------
3

PORTFOLIO COMMENTARY
Capital Preservation

Portfolio Managers: Lynn Paschen and Steven Permut

PERFORMANCE SUMMARY

Capital Preservation returned 0.72%* for the six months ended September 30,
2008, surpassing the 0.55% average return of the 81 funds in Lipper Inc.'s
U.S. Treasury Money Market Funds category. The portfolio's return for the reporting period ranked in the top 14% of the Lipper category, and its five-
and 10-year returns were in the top 13% and 18%, respectively, of the Lipper group (see the previous page).

CREDIT CRISIS TOOK CENTER STAGE

Battling the double whammy of a weak economy and rising inflation, the Federal
Reserve (the Fed) seemed to shift to a slight anti-inflation bias when, after steadily cutting rates between September 2007 and April 2008, it held the federal funds rate target steady at 2% at its June, August, and September policy meetings. But greater challenges were brewing, as the persistent credit crunch turned into a full-blown financial crisis.

Long-standing concerns about economic growth, inflation (which actually eased on a severe selloff in the commodities market late in the period), and the tumbling housing market took a back seat to fallout from the U.S. government's takeover of mortgage lender IndyMac and mortgage giants Fannie Mae and Freddie
Mac; Lehman Brothers' bankruptcy filing; the Fed's rescue plan for AIG; and
other extraordinary events in the financial sector. Businesses and consumers faced stringent borrowing standards, banks stopped lending to each other, and a large institutional money market fund "broke the buck." The stress culminated with a massive taxpayer-funded recapitalization plan for financial companies.

TREASURY LAUNCHED TEMPORARY MONEY MARKET GUARANTEE PROGRAM

Among its many efforts to address credit-market dislocations, the U.S.
Treasury initiated the Temporary Guarantee Program for Money Market Funds
(TGPMMF). The Treasury will guarantee the share price of any eligible money market fund that applies and pays a fee to participate. The program covers shareholder balances as of the close of business on September 19, 2008, and kicks in when the share price of a participating fund falls below $0.995 and the fund is liquidated. (For more information on TGPMMF, see paragraph at bottom of page 5.)

All American Century Investments money market funds are participating in the
TGPMMF. We believe this added level of safety will help promote stability of money market funds industry-wide and restore investor confidence in the financial system. Capital Preservation invests entirely in U.S. Treasury securities and already has the full faith and credit backing of the U.S.
government. But, we wanted to offer fund shareholders the additional confidence this government guarantee can provide during these unsettled times.
We believe our participation in the program will help reassure fund shareholders that their investments are safe, and it should reduce the risk of mass redemptions.

*Total returns for periods less than one year are not annualized.

------
4

Capital Preservation

PORTFOLIO STRATEGY

Reflecting the steep decline in government money market yields, Capital
Preservation's seven-day current yield fell from 1.84% to 0.95% during the six-month period. Demand for Treasury bills remained fierce as investors sought a safe haven from falling equity prices, credit-sensitive bond volatility, and bank-related fears. This heavy demand drove Treasury bill prices up and yields down. The yield on the three-month Treasury bill fell from 1.33% on March 31 to 0.91% on September 30.

Given the downward trend in short-term rates, our goal was to maintain a relatively long weighted average maturity (WAM) throughout the six months, to capture incrementally higher yields from longer-term bills. The fund's WAM began the six-month period at 73 days and climbed to a high of 83 days in late
September before finishing the month at 76 days. This compares with what we would consider a more neutral/average position of 65 days.

OUTLOOK

We expect the economy to face a more traditional, consumer-led recession as the credit bubble is excised and the deleveraging process works its way through the system. The unwinding/deleveraging process is healthy and necessary, but is rarely orderly. We think continued Fed action is likely as the economy slows and the unemployment rate rises.

ADDITIONAL INFORMATION ON THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET
FUNDS (TGPMMF)

The U.S. Treasury Temporary Guarantee Program for money market funds provides a guarantee to participating money market mutual fund shareholders based on the number of shares invested in the fund at the close of business on
September 19, 2008. Any additional shares purchased by an investor after the close of business on September 19, 2008, will not be guaranteed. If an investor closes his/her money market account, future investments in the fund will not be guaranteed. If the number of shares an investor holds fluctuates over the period, the investor will be covered for either the number of shares held as of the close of business on September 19, 2008, or the current amount, whichever is less. The Program expires on December 18, 2008, unless extended by the United States Treasury.

Yields
                                          As of
                                         9/30/08

7-Day Current Yield                       0.99%
7-Day Effective Yield                     0.99%

Portfolio Composition by Maturity
                                 % of fund     % of fund
                                investments   investments
                                   as of         as of
                                  9/30/08       3/31/08

1 - 30 days                         21%           29%
31 - 90 days                        47%           47%
91 - 180 days                       23%           19%
More than 180 days                   9%           5%

------
5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from April 1, 2008 to September 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

------
6

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                     Beginning     Ending
                      Account      Account      Expenses Paid
                       Value        Value       During Period*       Annualized
                      4/1/08       9/30/08     4/1/08 - 9/30/08    Expense Ratio*

Actual               $1,000.00    $1,007.20         $2.36              0.47%

Hypothetical         $1,000.00    $1,022.71         $2.38              0.47%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

SCHEDULE OF INVESTMENTS
Capital Preservation

SEPTEMBER 30, 2008 (UNAUDITED)

Principal Amount                                                           Value

U.S. Treasury Bills(1) -- 81.4%

    $120,000,000  U.S. Treasury Bills, 1.35%, 10/9/08                $ 119,964,222
      55,000,000  U.S. Treasury Bills, 0.41%, 10/16/08                  54,990,604
     240,000,000  U.S. Treasury Bills, 0.76%, 10/23/08                 239,889,450
     200,000,000  U.S. Treasury Bills, 0.90%, 10/30/08                 199,854,597
     200,000,000  U.S. Treasury Bills, 0.96%, 11/6/08                  199,808,500
     374,000,000  U.S. Treasury Bills, 1.77%, 11/13/08                 373,215,131
     200,000,000  U.S. Treasury Bills, 1.06%, 11/20/08                 199,705,556
     200,000,000  U.S. Treasury Bills, 1.03%, 11/28/08                 199,670,528
     102,600,000  U.S. Treasury Bills, 0.51%, 12/4/08                  102,506,676
     200,000,000  U.S. Treasury Bills, 2.03%, 12/11/08                 199,206,674
      18,200,000  U.S. Treasury Bills, 0.20%, 12/26/08                  18,191,304
      15,000,000  U.S. Treasury Bills, 1.09%, 1/2/09                    14,957,763
     125,000,000  U.S. Treasury Bills, 1.92%, 1/15/09                  124,299,590
     100,000,000  U.S. Treasury Bills, 1.98%, 1/22/09                   99,386,033
      50,000,000  U.S. Treasury Bills, 2.02%, 2/12/09                   49,627,778
     150,000,000  U.S. Treasury Bills, 1.93%, 2/26/09                  148,818,878
      50,000,000  U.S. Treasury Bills, 1.84%, 3/5/09                    49,607,979
      50,000,000  U.S. Treasury Bills, 1.84%, 3/12/09                   49,590,500
      50,000,000  U.S. Treasury Bills, 1.57%, 3/19/09                   49,633,833
     100,000,000  U.S. Treasury Bills, 1.62%, 3/26/09                   99,215,333

Principal Amount                                                           Value

    $100,000,000  U.S. Treasury Bills, 2.25%, 6/4/09                  $ 98,465,575
      50,000,000  U.S. Treasury Bills, 2.32%, 7/30/09                   49,047,442
      50,000,000  U.S. Treasury Bills, 1.96%, 9/24/09                   49,042,847
                                                                   ---------------
TOTAL U.S. TREASURY BILLS                                            2,788,696,793
                                                                   ---------------

U.S. Treasury Notes(1) -- 12.4%

      50,000,000  U.S. Treasury Notes, 3.125%, 10/15/08                 50,038,451
     200,000,000  U.S. Treasury Notes, 4.875%, 10/31/08                200,513,191
      27,000,000  U.S. Treasury Notes, 3.375%, 12/15/08                 27,139,080
      60,000,000  U.S. Treasury Notes, 4.75%, 12/31/08                  60,602,465
      25,000,000  U.S. Treasury Notes, 4.50%, 3/31/09                   25,281,891
      10,000,000  U.S. Treasury Notes, 4.875%, 5/15/09                  10,165,928
      25,000,000  U.S. Treasury Notes, 4.00%, 6/15/09                   25,233,198
      25,000,000  U.S. Treasury Notes, 4.625%, 7/31/09                  25,461,193
                                                                   ---------------
TOTAL U.S. TREASURY NOTES                                              424,435,397
                                                                   ---------------
TOTAL INVESTMENT SECURITIES -- 93.8%                                 3,213,132,190
                                                                   ---------------
OTHER ASSETS AND LIABILITIES -- 6.2%(2)                                210,893,823
                                                                   ---------------
TOTAL NET ASSETS -- 100.0%                                          $3,424,026,013
                                                                   ===============

Notes to Schedule of Investments

(1) The rates for U.S. Treasury Bills are the yield to maturity at purchase.
The rates for U.S. Treasury Notes are the stated coupon rates.

(2) Category includes amounts related to securities purchased but not settled as of September 30, 2008.

See Notes to Financial Statements.

------
8

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2008 (UNAUDITED)

ASSETS

Investment securities, at value (amortized cost
and cost for federal income tax purposes)                           $3,213,132,190

Cash                                                                     6,500,031

Receivable for investments sold                                        163,012,269

Receivable for capital shares sold                                      48,392,817

Interest receivable                                                      6,466,094
                                                                   ---------------
                                                                     3,437,503,401
                                                                   ---------------

LIABILITIES

Payable for capital shares redeemed                                     12,158,933

Accrued management fees                                                  1,236,731

Dividends payable                                                           81,724
                                                                   ---------------
                                                                        13,477,388
                                                                   ---------------

NET ASSETS                                                          $3,424,026,013
                                                                   ===============

CAPITAL SHARES

Outstanding (unlimited number of shares authorized)                  3,424,195,421
                                                                   ===============

NET ASSET VALUE PER SHARE                                                    $1.00
                                                                   ===============

NET ASSETS CONSIST OF:

Capital paid in                                                     $3,424,196,317

Accumulated net realized loss on investment transactions                 (170,304)
                                                                   ---------------
                                                                    $3,424,026,013
                                                                   ===============

See Notes to Financial Statements.

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9

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED)

INVESTMENT INCOME (LOSS)

INCOME:

Interest                                                               $30,454,207
                                                                   ---------------

EXPENSES:

Management fees                                                          7,462,992

Trustees' fees and expenses                                                 66,031

Other expenses                                                                 945
                                                                   ---------------
                                                                         7,529,968
                                                                   ---------------

NET INVESTMENT INCOME (LOSS)                                            22,924,239
                                                                   ---------------

NET REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       (15,805)
                                                                   ---------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                              $22,908,434
                                                                   ===============

See Notes to Financial Statements.

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10

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 2008 (UNAUDITED) AND YEAR ENDED MARCH 31, 2008

Increase (Decrease) in Net Assets                Sept. 30, 2008     March 31, 2008

OPERATIONS

Net investment income (loss)                       $ 22,924,239      $ 111,799,329

Net realized gain (loss)                               (15,805)          (111,932)
                                                ---------------    ---------------
Net increase (decrease) in net assets
resulting from operations                            22,908,434        111,687,397
                                                ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income                         (22,924,239)      (111,799,329)
                                                ---------------    ---------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                           904,500,177      1,357,379,541

Proceeds in connection with
acquisition (Note 5)                                         --        547,078,894

Proceeds from reinvestment of distributions          22,276,497        107,730,588

Payments for shares redeemed                      (773,569,018)    (1,398,228,886)
                                                ---------------    ---------------
Net increase (decrease) in net assets from
capital share transactions                          153,207,656        613,960,137
                                                ---------------    ---------------

NET INCREASE (DECREASE) IN NET ASSETS               153,191,851        613,848,205

NET ASSETS

Beginning of period                               3,270,834,162      2,656,985,957
                                                ---------------    ---------------

End of period                                    $3,424,026,013    $ 3,270,834,162
                                                ===============    ===============

TRANSACTIONS IN SHARES OF THE FUND

Sold                                                904,500,177      1,357,379,541

Issued in connection with
acquisition (Note 5)                                         --        547,146,072

Issued in reinvestment of distributions              22,276,497        107,730,588

Redeemed                                          (773,569,018)    (1,398,228,886)
                                                ---------------    ---------------
Net increase (decrease) in
shares of the fund                                  153,207,656        614,027,315
                                                ===============    ===============

See Notes to Financial Statements.

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11

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Capital Preservation Fund (the fund)
is one fund in a series issued by the trust. The fund is diversified under
Rule 2a-7 of the 1940 Act. The fund's investment objective is to seek maximum safety and liquidity and pursues its investment objective by investing in short-term money market securities issued by the U.S. Treasury that are guaranteed by the direct full faith and credit pledge of the U.S. government.
The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities are generally valued at amortized cost, which approximates current market value. When such valuations do not reflect market value, securities may be valued as determined by the Board of Trustees or its designee, in accordance with procedures adopted by the Board of
Trustees.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The fund has adopted the provisions of Financial Accounting
Standards Board Interpretation No. 48, "Accounting for Income Taxes" during the current fiscal year. The fund is no longer subject to examination by tax authorities for years prior to 2005. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and short-term capital gains, if any, are declared daily and paid monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gains distributions.

INDEMNIFICATIONS -- Under the trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
12

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) (the investment advisor), under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of the fund and paid monthly in arrears. The fee consists of (1) an
Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the six months ended September 30, 2008 was 0.47%.

TEMPORARY GUARANTEE PROGRAM -- On October 3, 2008, the Board of Trustees
approved the fund to participate in the U.S. Treasury Department's Temporary
Guarantee Program for Money Market Funds (the program). The program provides coverage to eligible shareholders for share balances held in participating money market funds as of the close of business on September 19, 2008 and provides coverage through December 19, 2008. Participation in the program requires the fund to pay an upfront fee of 0.01% of the net assets as of the close of business on September 19, 2008, which is amortized daily over the three month period. Participation in any extensions of the program by the U.S.
Treasury Department will be evaluated by the Board of Trustees. For the six months ended September 30, 2008, the annualized ratio of the program expense to average net assets was less than 0.01%.

RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC), the parent of the trust's investment advisor, ACIM, the distributor of the trust,
American Century Investment Services, Inc., and the trust's transfer agent,
American Century Services, LLC.

The fund is eligible to invest in a money market fund for temporary purposes, which is managed by J. P. Morgan Investment Management, Inc. (JPMIM). JPMIM is
a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. JPMorgan Chase Bank is a custodian of the fund and a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. FAIR VALUE MEASUREMENTS

The fund's securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the fund's securities as of September 30, 2008:

                                                                 Value of
Valuation Inputs                                           Investment Securities

Level 1 -- Quoted Prices                                            --

Level 2 -- Other Significant Observable Inputs                $3,213,132,190

Level 3 -- Significant Unobservable Inputs                          --
                                                              ---------------
                                                              $3,213,132,190
                                                              ===============

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13

4. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2008, the fund has accumulated capital losses of $(88,126), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(10,417), $(2,278), $(313), $(55,066) and $(20,052) expire in
2011, 2012, 2013, 2014 and 2016, respectively.

5. REORGANIZATION PLAN

On December 8, 2006, the Board of Trustees approved a plan of reorganization
(the "Reorganization"), pursuant to which Capital Preservation acquired all of the assets of Government Agency Money Market Fund (Government Agency) in
exchange for shares of equal value of Capital Preservation and assumption by
Capital Preservation of certain of Government Agency's ordinary course liabilities. The financial statements and performance history of Capital
Preservation will be carried over in the post-reorganization. The reorganization was effective after the close of business on August 31, 2007.
New shares in connection with the reorganization were issued by Capital
Preservation on September 4, 2007.

The acquisition was accomplished by a tax-free exchange of 547,146,072 shares of Capital Preservation for 547,146,072 outstanding shares of Government
Agency. The net assets of Capital Preservation and Government Agency immediately before the acquisition were $2,676,014,751 and $547,078,894, respectively. Immediately after the acquisition, the combined net assets were
$3,223,093,645. Capital Preservation acquired capital loss carryovers of
$(13,028) and capital loss deferrals of $(12) from Government Agency.

6. RECENTLY ISSUED ACCOUNTING STANDARDS.

The Financial Accounting Standards Board (FASB) issued Statement of Financial
Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), in
September 2006, which is effective for fiscal years beginning after November
15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of FAS 157 does not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
14

FINANCIAL HIGHLIGHTS
Capital Preservation

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                        2008(1)         2008         2007        2006         2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $1.00        $1.00        $1.00       $1.00        $1.00        $1.00
                      ---------    ---------    ---------   ---------    ---------    ---------
Income From
Investment
Operations

 Net
 Investment
 Income (Loss)             0.01         0.04         0.04        0.03         0.01         0.01
                      ---------    ---------    ---------   ---------    ---------    ---------
Distributions

 From Net
 Investment
 Income                  (0.01)       (0.04)       (0.04)      (0.03)       (0.01)       (0.01)
                      ---------    ---------    ---------   ---------    ---------    ---------
Net Asset Value,
End of Period             $1.00        $1.00        $1.00       $1.00        $1.00        $1.00
                      =========    =========    =========   =========    =========    =========

TOTAL RETURN(2)           0.72%        3.90%        4.59%       3.06%        1.14%        0.60%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net Assets     0.47%(3)        0.47%        0.48%       0.48%        0.48%        0.48%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             1.44%(3)        3.78%        4.50%       3.01%        1.12%        0.59%

Net Assets, End
of Period (in
thousands)           $3,424,026   $3,270,834   $2,656,986  $2,647,714   $2,761,800   $2,928,299

(1) Six months ended September 30, 2008 (unaudited).

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
15

APPROVAL OF MANAGEMENT AGREEMENT
Capital Preservation

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century Investments, this process is referred to as the
"15(c) Process." The board oversees on a continuous basis and evaluates at its quarterly meetings, directly and through the committees of the board, the nature and quality of significant services provided by the advisor, the investment performance of the funds, shareholder services, audit and compliance functions and a variety of other matters relating to fund operations. Each year, it also holds a special meeting in connection with determining whether to renew the contracts for advisory services, to review fund performance, shareholder services, adviser profitability, audit and compliance matters, and other fund operational matters.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c) Providers") concerning Capital Preservation (the
"fund") and the services provided to the fund under the management agreement.
The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund;

* reports on the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of the advisor;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Directors at a special meeting and at a regularly scheduled quarterly meeting reviewed and discussed the information provided by the advisor throughout the year and to negotiate with the advisor the renewal of the management agreement, including the setting of the applicable advisory fee. The board had the benefit of the advice of its independent counsel throughout the period.

------
16

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, an independent data provider, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal-services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
17

At each quarterly meeting and at the special meeting to consider renewal of the advisory contract, the Directors, directly and through its Portfolio
Committee, reviews investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security and sector selection) and any efforts being undertaken to improve performance. The fund's performance for both the one-
and three-year periods was above the median of its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors, directly and through the various Committees of the Board, review reports and evaluations of such services at their regular quarterly meetings and at its special meeting to consider renewal of the Advisory Contract, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, and the expenses incurred by the advisor in providing various functions to the fund. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund complex and the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services. In particular, separate breakpoint schedules based on the size of the entire fund complex and on the size of the fund reflect the complexity of assessing economies of scale.

------
18

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group. The unified fee charged to shareholders of the fund was in the lowest quartile of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The
Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the Directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor and others concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
19

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling
1-800-345-2021.

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20

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The 90-DAY U.S. TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank and includes three-month, six-month, and one-year instruments.

The CITIGROUP AGENCY INDEX is a market-capitalization-weighted index that includes US government sponsored agencies with a remaining maturity of at least one year.

The CITIGROUP CREDIT INDEX includes US and non-US corporate securities and non-US sovereign and provincial securities.

The CITIGROUP MORTGAGE INDEX measures the mortgage component of the US BIG
Bond Index, comprising 15- and 30-year GNMA, FNMA, and FHLMC pass-throughs and
FNMA and FHLMC balloon mortgages.

The CITIGROUP TREASURY INDEX is comprised of US Treasury securities with an amount outstanding of at least $5 billion and a remaining maturity of at least one year.

The CITIGROUP US BROAD INVESTMENT-GRADE (BIG) BOND INDEX is a market-
capitalization-weighted index that includes fixed-rate Treasury, government-
sponsored, mortgage, asset-backed, and investment-grade issues with a maturity of one year or longer.

The CITIGROUP US HIGH-YIELD MARKET INDEX captures the performance of below-
investment-grade debt issued by corporations domiciled in the United States or
Canada. This index includes cash-pay and deferred-interest securities that are publicly placed, have a fixed coupon, and are nonconvertible.

The CITIGROUP US INFLATION-LINKED SECURITIES INDEX (ILSI)(SM) measures the return of bonds with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (CPI).

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21

NOTES

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22

NOTES

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23

NOTES

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24

[back cover]

[american century investments logo and text logo®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .       1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .       1-800-345-2021 or
                                                               816-531-5575
BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .       1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .       1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .       1-800-634-4113

AMERICAN CENTURY GOVERNMENT INCOME TRUST

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

American Century Investment Services, Inc., Distributor

©2008 American Century Proprietary Holdings, Inc. All rights reserved.

0811
CL-SAN-61616S

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)  The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)

          Not applicable for semiannual report filings.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY GOVERNMENT INCOME TRUST

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President

Date:    November 28, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Jonathan S. Thomas
         ----------------------------------------
         Name:  Jonathan S. Thomas
         Title: President
                (principal executive officer)

Date:    November 28, 2008

By:      /s/ Robert J. Leach
         ----------------------------------------
         Name:  Robert J. Leach
         Title: Vice President, Treasurer, and
                Chief Financial Officer
                (principal financial officer)

Date:    November 28, 2008